AGREEMENT AND PLAN OF MERGER


                          BY AND AMONG


                 DYNASIL CORPORATION OF AMERICA


                    RMD ACQUISITION SUB, INC.


               RADIATION MONITORING DEVICES, INC.


                               AND


                 GERALD ENTINE 1988 FAMILY TRUST


           FRITZ WALD AND DORIS WALD, HUSBAND AND WIFE


                         JACOB H. PASTER








                          JULY 1, 2008



                        TABLE OF CONTENTS

                                                             Page


SECTION 1.                                            THE MERGER.     1

     1.1  MERGER OF THE COMPANY INTO MERGER SUB.                1
     1.2  EFFECT OF THE MERGER.                                 1
     1.3  CLOSING; EFFECTIVE TIME.                              1
     1.4  MERGER SUB CONSTITUTIVE DOCUMENT.                     2
     1.5  EFFECT OF THE MERGER.                                 2
     1.6  CLOSING OF THE COMPANY'S TRANSFER BOOKS.              2
     1.7  EXCHANGE OF CERTIFICATES.                             3
     1.8  FURTHER ACTION.                                       3
     1.9  TAX CONSEQUENCES.                                     4

SECTION 2.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.     4

     2.1  DUE ORGANIZATION; SUBSIDIARIES.                       4
     2.2  AUTHORITY; BINDING NATURE OF AGREEMENT.               4
     2.3  CAPITALIZATION, ETC.                                  4
     2.4  NON-CONTRAVENTION; CONSENTS.                          5
     2.5  FINANCIAL STATEMENTS.                                 6
     2.6  ABSENCE OF CHANGES.                                   6
     2.7  PROPRIETARY ASSETS.                                   7
     2.8  CONTRACTS.                                            9
     2.9  LIABILITIES.                                         11
     2.10 COMPLIANCE WITH LEGAL REQUIREMENTS.                  11
     2.11 GOVERNMENTAL AUTHORIZATIONS.                         12
     2.12 TAX MATTERS.                                         12
     2.13 EMPLOYEE AND LABOR MATTERS; BENEFIT PLANS.           13
     2.14 ENVIRONMENTAL MATTERS.                               16
     2.15 LEGAL PROCEEDINGS; ORDERS.                           17
     2.16 VOTE REQUIRED.                                       17
     2.17 FOREIGN CORRUPT PRACTICES ACT.                       17
     2.18 REAL PROPERTY.                                       18
     2.19 INSURANCE POLICIES.                                  18
     2.20 FINANCIAL ADVISOR.                                   18
     2.21 AFFILIATE TRANSACTIONS.                              18
     2.22 CUSTOMERS.                                           19
     2.23 DISCLOSURE.                                          19

SECTION 2A.    REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
19


SECTION 2A.1                                AUTHORIZATION; TITLE.     19


SECTION 2A.2                                   INVESTMENT INTENT.     19


SECTION 3.REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
 20

     3.1  DUE ORGANIZATION; SUBSIDIARIES.                      20
     3.2  AUTHORITY; BINDING NATURE OF AGREEMENT.              21
     3.3  CAPITALIZATION, ETC.                                 21
     3.4  NON-CONTRAVENTION; CONSENTS.                         22
     3.5  SEC FILINGS; FINANCIAL STATEMENTS.                   23
     3.6  ABSENCE OF CHANGES.                                  24
     3.7  CONTRACTS.                                           26
     3.8  LIABILITIES.                                         26
     3.9  LEGAL PROCEEDINGS; ORDERS.                           26
     3.10 FOREIGN CORRUPT PRACTICES ACT.                       27
     3.11 FINANCIAL ADVISOR.                                   27
     3.12 PROPRIETARY ASSETS.                                  27

SECTION 4.                                             [RESERVED]     28


SECTION 5.                    ADDITIONAL COVENANTS OF THE PARTIES     29

     5.1  ADDITIONAL AGREEMENTS.                               29
     5.2  PUBLIC DISCLOSURE.                                   29
     5.3  RESIGNATION OF DIRECTORS.                            29
     5.4  TAKEOVER LAWS.                                       29
     5.5  SECTION 16.                                          30
     5.6  LITIGATION.                                          30
     5.7  STOCKHOLDERS' CAPITAL.                               30
     5.8  TAX-FREE REORGANIZATION.                             31

SECTION 6.                               CONDITIONS TO THE MERGER     32

     6.1  CONDITIONS TO EACH PARTY'S OBLIGATION.               32
     6.2  ADDITIONAL CONDITIONS TO PARENT'S AND MERGER SUB'S
          OBLIGATIONS.                                         32
     6.3  ADDITIONAL CONDITIONS TO THE COMPANY'S
          OBLIGATIONS.                                         33

SECTION 7.                                              EXPENSES.     34

     7.1  EXPENSES.                                            34

SECTION 8.                                        INDEMNIFICATION     34

     8.1  SURVIVAL; INDEMNITY.                                 34
     8.2  INDEMNIFICATION BY STOCKHOLDERS.                     34
     8.3  INDEMNIFICATION BY PARENT.                           35
     8.4  MISCELLANEOUS INDEMNITY PROVISIONS.                  35
     8.5  NOTIFICATION OF CLAIMS.                              36
     8.6  THIRD-PARTY CLAIMS.                                  36

SECTION 9.                               MISCELLANEOUS PROVISIONS     37

     9.1  AMENDMENT.                                           37
     9.2  WAIVER.                                              37
     9.3  ENTIRE AGREEMENT; COUNTERPARTS.                      37
     9.4  APPLICABLE LAW; JURISDICTION.                        38
     9.5  ATTORNEYS' FEES.                                     38
     9.6  ASSIGNABILITY; THIRD PARTY BENEFICIARIES.            38
     9.7  NOTICES.                                             38
     9.8  SEVERABILITY.                                        39
     9.9  SPECIFIC PERFORMANCE.                                40
     9.10 CONSTRUCTION.                                        40
     9.11 STOCKHOLDERS' AGENT.                                 40



EXHIBIT A - CERTAIN DEFINITIONS

EXHIBIT B -  COMPANY'S CERTIFICATE

EXHIBIT C -  PARENT'S CERTIFICATE

EXHIBIT D - RETAINED EARNINGS EXTRACTION

Appendix I - Lease

                  Agreement and Plan of Merger

          THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into on July 1, 2008, by and among DYNASIL CORPORATION OF AMERICA, a Delaware corporation ("Parent"), RMD ACQUISITION SUB, INC., a Delaware corporation and a direct, wholly-owned subsidiary of Parent ("Merger Sub"), RADIATION MONITORING DEVICES, INC., a Massachusetts corporation (the "Company"), and Gerald Entine 1988 Family Trust, Fritz Wald and Doris Wald, husband and wife, and Jacob H. Paster (collectively, "Stockholders"). Certain capitalized terms used in this Agreement are defined in Exhibit A.

                            Recitals

          WHEREAS, Parent, Merger Sub and the Company intend to effect a merger (the "Merger") of the Company with and into Merger Sub in accordance with this Agreement and the General
Corporate Law of the State of Delaware (the "DGCL");

          WHEREAS, it is intended that the Merger shall qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and this
Agreement shall constitute the plan of reorganization;

          WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to Parent's willingness to enter into this Agreement, Parent and RMD Instruments, LLC are entering into that certain asset purchase agreement (the "Asset Purchase Agreement").

          WHEREAS,  Parent, Merger Sub and the Company desire  to
make   certain   representations,   warranties,   covenants   and
agreements in connection with the Merger and also to prescribe various conditions to the Merger.

          NOW  THEREFORE, in consideration of the  foregoing  and
the   respective  representations,  warranties,   covenants   and
agreements hereinafter set forth, the parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1.     THE MERGER.

     1.1  MERGER OF THE COMPANY INTO MERGER SUB.

          Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), the Company shall be merged with and into Merger Sub, and the separate corporate existence of the Company shall cease. Merger Sub will continue as the surviving entity in the Merger (the "Surviving Entity") and will be a wholly-owned subsidiary of Parent.

     1.2  EFFECT OF THE MERGER.

          The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL and Chapter
156D  of  the Massachusetts General Laws (Massachusetts  Business
Corporation Act).

     1.3  CLOSING; EFFECTIVE TIME.

          The consummation of the Merger (the "Closing") shall take place at the offices of Capehard & Scatchard, P.A., 8000 Midlantic Drive, Suite 300S, Mount Laurel, New Jersey 08054 at 10:00 a.m. on a date to be mutually agreed upon by Parent and the Company (the "Closing Date"), which date shall be no later than the third business day after the conditions set forth in
Section 6 shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or such other time as Parent and the Company shall mutually agree. Subject to the provisions of this Agreement, the parties shall cause the Merger to become effective by causing Merger Sub to execute and file in accordance with the DGCL a certificate of merger with the Secretary of State of the State of Delaware (the "Certificate of Merger"). The Merger shall become effective upon such filing, or at such later date and time set forth in the Certificate of Merger (the "Effective Time") and the filing of Articles of Merger with the Secretary of the Commonwealth of Massachusetts in accordance with Chapter 156D of the Massachusetts General Laws (Massachusetts Business Corporation Act).

     1.4  MERGER SUB CONSTITUTIVE DOCUMENT.

          (a) The Certificate of Incorporation and By-Laws of the Merger Sub in effect as of immediately prior to the Effective Time will be the Certificate of Incorporation and By-Laws of the Surviving
Entity following the Effective Time; provided, however, that the Certificate of Incorporation shall be amended to change the name of the Surviving Entity to "Radiation Monitoring Devices, Inc."

          (b) The managers and officers of the Surviving Entity shall be the respective individuals who are the managers and officers of Merger Sub immediately prior to the Effective Time.

     1.5  EFFECT OF THE MERGER.

          (a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any Company stockholder, subject to Section 1.5(b), Section
1.5(c),  Section  1.5(d), and Section 1.9 each share  of  Company
Common Stock then issued and outstanding, shall be converted into the right to receive 3,582,000 fully paid and nonassessable shares of Parent Common Stock (the "Stock Merger Consideration").

          (b) If, on or after the date of this Agreement and prior to the Effective Time, the outstanding shares of Company Common Stock or Parent Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction, including any such transaction with a record date between the date of this Agreement and the Effective Time, then the Merger Consideration shall be appropriately adjusted to the extent the record date for any such event is between the date of this Agreement and the Effective Time, so as to provide the holders of Company Common Stock and Parent the same economic effect as contemplated prior to such stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction.

     1.6  CLOSING OF THE COMPANY'S TRANSFER BOOKS.

          At the Effective Time: (a) all shares of Company Common Stock ("Shares") outstanding immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, each share of Company Common Stock shall represent only the right to receive the Merger Consideration and all holders of certificates representing Shares that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all Shares outstanding immediately prior to the Effective Time. No further transfer of any such Shares shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any Shares (a "Company Stock Certificate") is presented to the Surviving Entity or Parent, such Company Stock Certificate shall be canceled and shall be exchanged as provided in this Section 1.

     1.7  EXCHANGE OF CERTIFICATES.

          (a) At the Closing, the Stockholders shall surrender all Company Stock Certificates to the Parent, together with duly executed stock powers, and the Parent shall instruct its transfer agent to issue  and  deliver such Merger Consideration as such  holder  is entitled  to  receive under this Article 1.  The holder  of  such
Company  Stock  Certificate  shall  be  entitled  to  receive  in exchange therefor the Merger Consideration, and the Company Stock
Certificate so surrendered shall be immediately canceled.   Until
surrendered  as  contemplated by this Section 1.7,  each  Company
Stock  Certificate shall be deemed, from and after the  Effective
Time,  to  represent  only  the  right  to   receive  the  Merger
Consideration  and any distribution or dividend the  record  date for  which  is  after the Effective Time.  If any  Company  Stock
Certificate  shall  have  been lost,  stolen  or  destroyed,  the
Surviving Entity will issue in exchange for such lost, stolen  or destroyed  Company Stock Certificates, the Merger  Consideration;
provided, however, that Parent may, in its discretion  and  as  a
condition   precedent  to  the  issuance   of   any   certificate
representing Parent Common Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such reasonable sum as Parent may reasonably direct) as indemnity against any claim that may be made against the Parent or the Surviving Entity with respect to such Company Stock Certificate.

          (b) No dividends or other distributions declared or made with respect to Parent Common Stock with a record date after the
Effective  Time shall be paid to the holder of any  unsurrendered
Company   Stock   Certificate  with   respect   to   the   Merger
Consideration that such holder has the right to receive hereunder until such holder surrenders such Company Stock Certificate in accordance with this Section 1.7.

          (c) Neither Parent nor the Surviving Entity shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any shares of Parent Common Stock
(or dividends or distributions with respect thereto), or for any cash amounts, properly delivered to any public official in compliance with any applicable abandoned property law, escheat law or similar Legal Requirement.

(d)  Any and all certificates representing the Stock Merger
Consideration and any and all certificates issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON EXEMPTIONS THEREFROM AND, THEREFORE, MAY NOT BE RESOLD UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     1.8  FURTHER ACTION.

          If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entity with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Entity and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

     1.9  TAX CONSEQUENCES.

          For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Code. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Each of Parent and Merger Sub (as the Surviving Entity) shall report the Merger for income tax purposes as a reorganization and will take no position in any Tax Return or Tax proceeding inconsistent with treatment of the Merger as a reorganization.

SECTION 2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          Except as disclosed in the Disclosure Letter delivered by the Company to Parent and Merger Sub prior to the execution and delivery of this Agreement (the "Company Disclosure Letter") and referred to in the section of the Company Disclosure Letter corresponding to the section(s) of this Section 2 to which such disclosure applies, the Company hereby represents and warrants to Parent and Merger Sub as follows:

     2.1  DUE ORGANIZATION; SUBSIDIARIES.

          The Company is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its incorporation. The Company has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; (b) to own and use its assets in the manner in which its assets are currently owned and used; and (c) to perform its material obligations under all Company Material Contracts. The Company is qualified to do business as a foreign corporation, and is in good standing, under the Legal Requirements of all jurisdictions where the failure to be so qualified would have a Material Adverse Effect on the Company. The Company has delivered or made available to Parent accurate and complete copies of the certificate of incorporation, bylaws and other charter or organizational documents of the Company, including all amendments thereto (collectively, the "Company Organization Documents"). The Company has no Subsidiaries.

     2.2  AUTHORITY; BINDING NATURE OF AGREEMENT.

          The  Company  has  all  requisite corporate  power  and
authority to enter into and to perform its obligations under this Agreement, including unanimous Stockholder approval and adoption of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Stockholders and the Company, enforceable against the Stockholders and the Company in accordance with its terms, subject to (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors, (b) rules of law governing specific performance, injunctive relief and other equitable remedies and
(c) the approval of stockholders of the Company. The Company hereby represents that its Board of Directors, at a meeting duly called and held on or prior to the date hereof, has by unanimous vote (i) determined that the Merger is in the best interests of the Company and its stockholders, (ii) approved, adopted and declared advisable this Agreement, and (iii) approved the Merger and the other transactions contemplated by this Agreement.

     2.3  CAPITALIZATION, ETC.

          (a) The authorized capital stock of the Company consists of 12,500 shares of Company Common Stock. The Company has not authorized any other class of capital stock other than the Company Common Stock and the Company Preferred Stock. As of July
1, 2008, 1,043 shares of Company Common Stock have been issued or are  outstanding. No shares of Company Common Stock are  held  in the Company's treasury or are held by any of the Company's Subsidiaries. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully
paid  and  nonassessable.   None of  the  outstanding  shares  of
Company Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right or subject to any right of first refusal in favor of the Company. There is no Contract to which the Company is a party and there is no Contract between other Persons, relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of, any shares of Company Common Stock. The Company is not under any obligation, or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock.

          (b) Except as set forth in Schedule 2.3(b) of the Company Disclosure Letter, there is no: (i) outstanding commitment, subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company; (iii) rights agreement, stockholder rights plan or similar plan commonly referred to as a "poison pill"; or (iv) Contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities ("Company Rights Agreements") (items (i) through (iv) above, collectively, "Company Stock Rights").

          (c) All outstanding shares of Company Common Stock and all outstanding shares of capital stock of each Subsidiary of the Company have been issued and granted in compliance with (i) all
applicable   securities   laws   and   other   applicable   Legal
Requirements, and (ii) all requirements set forth in Contracts applicable to the issuance of Company Common Stock and/or the issuance of shares of capital stock of any Company Subsidiary.
Schedule 2.3(c) of the Company Disclosure Letter sets forth all entities (other than Subsidiaries) in which Company has any ownership interest and the amount of such interest.

     2.4  NON-CONTRAVENTION; CONSENTS.

          Except as set forth in Schedule 2.4 of the Company Disclosure Letter, neither the execution, delivery or performance of this Agreement nor the consummation of the Merger, or any of the other transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

          (a) contravene, conflict with or result in a violation of any of the provisions of the Company Organization Documents or any resolution adopted by the Stockholders, the Board of Directors or any committee of the Board of Directors;

          (b) contravene, conflict with or result in a violation of, or give any Governmental Body the right to challenge the Merger or any of the other transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal
Requirement or any Order to which the Company, or any of the material assets owned or used by the Company, is subject;

(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any material Governmental Authorization that is held by the Company or that is otherwise material to the business of Company or to any of the assets owned or used by the Company; or
(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract (except for any such violation or breach which by its terms can be cured and is so cured within the applicable cure period or where the non-breaching party has no right to accelerate or terminate as a result of such violation or breach).
          Except as set forth in Schedule 2.4 of the Company Disclosure Letter or otherwise provided or set forth in this Agreement, the Company is not, and will not be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Merger or any of the other transactions contemplated by this Agreement.

     2.5  FINANCIAL STATEMENTS.

          (a) Financial statements of the Company for the fiscal years ended June 30, 2007, 2006 and 2005 and the financial statements of the Company for the six (6) months ended December 31, 2007, provided to Parent by the Company, are true and correct in all material respects and accurately reflects the financial condition of Company as of the end of the relevant periods. The financial statements of the Company described in this Section 2.5 are collectively referred to as the "Company Financial Statements".
For  purposes  of this Agreement, "Company Balance  Sheet"  means
that   consolidated  balance  sheet  of  the  Company   and   its
consolidated subsidiaries as of June 30, 2007 and the "Company Balance Sheet Date" means June 30, 2007.

          (b) The Company maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorization, (ii) access to
assets   is   permitted  only  in  accordance  with  management's
authorization,  and  (iii)  the recorded  amount  for  assets  is
compared  with  existing  assets  at  reasonable  intervals   and
appropriate action is taken with respect to any differences. There is no fraud in connection with the Company Financial Statements, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

     2.6  ABSENCE OF CHANGES.

          (a)  Except as set forth in Schedule 2.6 of the Company
Disclosure Letter or otherwise provided or set forth in this Agreement, since the Company Balance Sheet Date:

               (i) the Company has not made any changes in its pricing polices or payment or credit practices or failed to pay any creditor any material amount owed to such creditor when due or granted any extensions or credit other than in the ordinary course of business consistent with prior practice;

(ii) the Company has not terminated or closed any material facility, business or operation;
(iii) the Company has not written up or written down any of its assets; and
(iv) there has been no material loss, destruction or damage to any item of property of the Company, whether or not insured.
          (b) Except as set forth in Schedule 2.6(b) of the Company Disclosure Letter, since the Company Balance Sheet Date and through the date of this Agreement:

               (i) there has not been any event that has had a Material Adverse Effect on the Company, and no fact, event, circumstance or condition exists or has occurred that could reasonably be expected to have a Material Adverse Effect on the Company;

(ii) the Company has operated its business in the ordinary course consistent with prior practice;
(iii) the Company has not (A) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock; (B) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities; (C) made any capital expenditure which, when added to all other capital expenditures made on behalf of the Company since the Company Balance Sheet Date, exceeds $50,000, in the aggregate; (D) made any material Tax election; (E) settled any Legal Proceedings involving amounts in excess of $10,000; or (F) entered into or consummated any transactions with any affiliate;
(iv) the Company has not (A) sold or otherwise disposed of, or acquired, leased, licensed, waived or relinquished any material right or other material asset to, from or for the benefit of, any other Person except for rights or other assets sold, disposed of, acquired, leased, licensed, waived or relinquished in the ordinary course of business consistent with prior practice; (B) mortgaged, pledged or subjected to any Encumbrance any of their respective property, business or assets; (C) entered into or amended any lease of real property (whether as lessor or lessee); or (D) canceled or compromised any debt or claim other than accounts receivable in the ordinary course of business consistent with prior practice;
(v) the Company has not paid or promised to pay any bonus or other incentive or equity compensation or made any profit-sharing or similar payment to, or materially increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or consultants;
(vi) there has been no labor dispute (including any work slowdown, stoppage or strike) involving the Company;
(vii) the Company has not made any change in its methods of accounting or accounting practices;
(viii) the Company has not made any loan, advance or capital contributions to, or any other investment in, any Person;
(ix) the Company has not terminated or amended, or suffered a termination of, any Company Material Contract; and
(x) the Company has not entered into any contractual obligation to do any of the things referred to elsewhere in this Section 2.6.
     2.7  PROPRIETARY ASSETS.

          (a) Schedule 2.7(a) of the Company Disclosure Letter sets forth as of the date of this Agreement (i) all U.S. and foreign patents,  patent  applications, registered  trademarks,  material
unregistered   trademarks,  trademark   applications,   copyright
registrations and copyright applications, Internet domain  names, computer  software  (other  than third party  software  generally available for sale to the public) and fictitious name and assumed name registrations owned by Company; (ii) all patent applications and  other Proprietary Assets that are currently in the  name  of inventors  or  other Persons and for which the  Company  has  the right  to  receive  an assignment; and (iii) all  material  third party licenses for Proprietary Assets to which the Company is the licensee party.  The Company has good, valid and marketable title to,  or  has a valid right to use, license or otherwise  exploit, all  of the material Company Proprietary Assets necessary for the conduct  of  the Company's business as presently conducted,  free and  clear  of  all Encumbrances.  The Company has not  developed jointly with any other Person any material Proprietary Asset with respect to which such other Person has any rights.  There  is  no
Company  Contract  pursuant to which any  Person  has  any  right
(whether  or  not  currently  exercisable)  to  use,  license  or
otherwise  exploit  any  Company  Proprietary  Asset   owned   or
exclusively licensed by the Company.

          (b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, (i) to the knowledge of the  Company, all Company Proprietary Assets owned by Company are subsisting and in effect and valid and enforceable; (ii) none  of the  Company Proprietary Assets and no Proprietary Asset that  is currently being developed or reduced to practice or which is  the subject  of a current invention disclosure by the Company (either by  itself  or  with any other Person) to the  knowledge  of  the
Company  infringes, misappropriates, conflicts with or  otherwise violates any Proprietary Asset owned or used by any other Person;
(iii)  none  of  the products or services that  is  or  has  been designed, created, developed, assembled, performed, manufactured, sold, marketed or licensed by the Company is to the knowledge  of the  Company infringing, misappropriating or making any  unlawful or unauthorized use of any Proprietary Asset owned or used by any other  Person, and, none of such products or services has at  any
time   infringed,  misappropriated  or  made  any   unlawful   or
unauthorized  use of, and the Company has not   received  in  the
past  three (3) years any written, or to the Company's knowledge, oral  notice  of  any  actual,  alleged,  possible  or  potential infringement,  misappropriation or unlawful or  unauthorized  use of, any Proprietary Asset owned or used by any other Person; (iv)
the operation of the business of the Company  as it currently  is conducted  does not and will not when conducted by the  Surviving
Entity  in  substantially the same manner following the  Closing, infringe  or  misappropriate or make any unlawful or unauthorized use  of any Proprietary Asset of any other Person; and (v) to the
Company's    knowledge,   no   other   Person   is    infringing,
misappropriating or making any unlawful or unauthorized  use  of, and  no  Proprietary  Asset owned or used  by  any  other  Person infringes  or conflicts with, any Company Proprietary Asset,  and no  such  claims  have  been asserted or threatened  against  any
Person  by  the Company or, to the knowledge of the Company,  any
other   Person,  in  the  past  three  (3)  years.   The  Company
Proprietary   Assets   constitute  all  the  Proprietary   Assets
necessary to enable the Company to conduct its business in the manner in which such business is currently being conducted. Upon the consummation of the Merger, the Surviving Entity shall have good, valid, and enforceable title, or license (if the applicable
Company Proprietary Asset is licensed to the Company) to all Company Proprietary Assets, free and clear of all Encumbrances and on, and subject to, the same terms and conditions as in effect immediately prior to the Closing. The Company has not entered into any covenant not to compete or any Contract limiting its ability to exploit fully any Company Proprietary Assets owned or licensed by the Company or to transact business in any market or geographical area or with any Person.

(c)  The Company has taken all reasonable steps to protect its rights in confidential information and trade secrets of the
Company or provided by any other Person to the Company.
          (d) Neither this Agreement nor the transactions contemplated by this Agreement, including any assignment to Parent by operation of  law  as a result of the Merger of any Contracts to which  the
Company  is  a  party,  will result in (i)  Parent,  any  of  its affiliates  or the Surviving Entity granting to any  third  party any  incremental  right to or with respect  to  or  non-assertion under  any  Proprietary Assets owned by, or licensed to,  any  of them; (ii) Parent, any of its affiliates or the Surviving Entity, being  bound  by, or subject to, any incremental  non-compete  or other  incremental material restriction on the operation or scope
of   their  respective  businesses;  (iii)  Parent,  any  of  its affiliates or the Surviving Entity being obligated to pay any incremental royalties or other material amounts, or offer any incremental discounts, to any third party; or (iv) the Company being required under a Contract to procure or attempt to procure from Parent or any of its subsidiaries a license grant to or covenant not to assert in favor of any Person. As used in this
Section 2.7(d), an "incremental" right, non-compete, restriction, royalty or discount refers to a right, non-compete, restriction, royalty or discount, as applicable, in excess, whether in terms of contractual term, contractual rate or scope, of those that would have been required to be offered or granted, as applicable, had the parties to this Agreement not entered into this Agreement or consummated the transactions contemplated hereby.

          (e) With respect to the use of software in the business of the Company as such business is currently conducted, to the knowledge of  the  Company,  no  such  software  contains  defects  in  its operation or any device or feature designed to disrupt,  disable,
or  otherwise  impair  the functioning  of  any  software.   Such
software  has  been validated for its use.  There  have  been  no
material   security   breaches  in  the   Company's   information
technology  systems, and there have been no  disruptions  in  the
Company's   information   technology  systems   that   materially
adversely affected such Company's business or operations.

(f) All products of the Company ("Company Product") conform in all material respects with all applicable contractual commitments and all express and implied warranties, the Company's published product specifications and with all regulations, certification standards and other requirements of any applicable governmental entity or third party. Except as set forth in the Company Financial Statements, no claims against the Company are pending or have been asserted for liability for replacement or modification of any Company Product or other damages in connection therewith other than in the ordinary course of business. There are no known material defects in the design or technology embodied in any Company Product which impair or are likely to impair the intended use of such Company Product. There is no presently pending, or, to the knowledge of the Company, threatened, and, to the knowledge of the Company, there is no basis for, any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings or demand letters relating to any alleged hazard or alleged defect in design, manufacture, materials or workmanship, including any failure to warn or alleged breach of express or implied warranty or representation, relating to any Company Product. The Company has not extended to any of its customers any written product warranties, indemnifications or guarantees that deviate in any material respect from the standard product warranties, indemnification arrangements or guarantees of the Company.
     2.8  CONTRACTS.

          (a) For purposes of this Agreement, each of the following shall be deemed to constitute a "Company Material Contract", which
Company  Material Contracts and all amendments thereto,  in  each case as of the date of this Agreement are listed on Schedule  2.8 of the Company Disclosure Letter:

               (i) any Company Contract relating to (A) the employment of any employee or the services of any independent contractor or consultant and pursuant to which any of the Company is or may become obligated to make any severance or termination payment in excess of $25,000 or (B) any bonus, relocation or other payment in excess of a material amount to any current or former employee, independent contractor, consultant, officer or director (other than payments, in the case of (A) and (B) above, in respect of salary or pursuant to standard severance policies, existing bonus plans or standard relocation policies of the Company which are listed on Schedule 2.8 or Schedule 2.13(a) of the Company
Disclosure Letter);

(ii) any Company Contract relating to the acquisition, transfer, development, sharing or license of any material Proprietary Asset (except for any Company Contract pursuant to which (A) any Proprietary Asset is licensed to the Company under any third party software license generally available for sale to the public ("Material Company IP Contract"), or (B) any material Proprietary Asset is licensed by the Company to any customer in connection with the sale of any product in the ordinary course of business consistent with prior practice);
(iii) any Company Contract with any officer, director or affiliate of the Company;
(iv) any Company Contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or liabilities, under which the Company has continuing material obligations;
               (v) any Company Contract that involves the payment or expenditure by the Company in excess of $25,000 that may not be terminated by such the Company (without penalty) within 30 days after the delivery of a termination notice by the Company, without cost or other liability;

(vi) any Company Contract contemplating or involving the payment or delivery of cash or other consideration to the Company in excess of $25,000;
               (vii) any Company Contract imposing any restriction on the right or ability of the Company to (A) compete with any other
Person, (B) acquire any material product or other material  asset or  any services from any other Person, sell any material product or  other material asset to or perform any services for any other
Person or transact business or deal in any other manner with  any
other   Person,  or  (C)  develop  or  distribute  any   material
technology;

               (viii)    any Company Contract granting or receiving
manufacturing  rights,  "most  favored"  pricing  provisions   or
exclusive marketing or distribution rights relating to any product, service or territory;

(ix) any lease or other Company Contract relating to real property;
               (x) any indenture, mortgage, promissory note, loan agreement, guarantee or other agreement or commitment for the borrowing of money, for a line of credit of for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting
Standards Board; and

               (xi) any other Company Contract, if a breach of such Company Contract could reasonably be expected to have a Material Adverse
Effect on the Company.

          (b) Each Company Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms subject to (A) Legal Requirements of general application relating to  bankruptcy,  insolvency and the relief of  debtors,  and  (B)
rules  of  law governing specific performance, injunctive  relief and  other  equitable remedies, except to the  extent  they  have expired  in  accordance with their terms  and  except  where  the failure  to be in full force and effect, individually or  in  the aggregate, would not reasonably be expected to be material to the
Company.   The  Company  has delivered to or  made  available  to
Parent   true  and  complete  copies  of  each  Company  Material
Contract, except in the case of a Company Material Contract which is  derived  from a standard form agreement of the  Company,  the
Company  has delivered to or made available to Parent a  form  or forms  of  such agreement.  In each case where a Company Material
Contract  is derived from a standard form agreement, all  of  the
terms,   conditions  and  provisions  of  such  Company  Material
Contract are substantially similar with respect to material terms to the form agreement from which such agreement derived.

(c) The Company has not materially violated or breached, or committed any material default under, any Company Material Contract. To the Company's knowledge, no other Person has materially violated or breached, or committed any material default under, any Company Material Contract.
(d) To the Company's knowledge, no event has occurred, and no circumstance or condition exists, including, without limitation, the transactions and events contemplated hereby, that (with or without notice or lapse of time) could reasonably be expected to
(i) result in a material violation or breach of any provision of any Company Material Contract by the Company; (ii) give any Person the right to declare a material default or exercise any remedy under any Company Material Contract; (iii) give any Person the right to accelerate the maturity or performance of any Company Material Contract; or (iv) give any Person the right to cancel or terminate, or modify in any material respect, any Company Material Contract.
     2.9  LIABILITIES.

          Since the Company Balance Sheet Date, the Company has not any accrued, contingent or other liabilities of any nature, either matured or unmatured (whether due or to become due) required to be reflected in financial statements prepared in accordance with GAAP, except for: (a) normal and recurring liabilities that have been incurred by the Company since the Company Balance Sheet Date in the ordinary course of business consistent with prior practice; and (b) liabilities incurred in connection with the transactions contemplated by this Agreement.

     2.10 COMPLIANCE WITH LEGAL REQUIREMENTS.

          (a) The Company is in compliance in all material respects with all applicable Legal Requirements. Within the past three years, the Company has not received any written notice or, to the Company's knowledge, other communication from any Governmental
Body regarding any actual or possible material violation of, or failure to comply in any material respect with, any Legal
Requirement.

          (b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, the Company is in
possession  of all franchises, grants, authorizations,  licenses,
establishment    registrations,   product   listings,    permits,
easements,   variances,   exceptions,   consents,   certificates,
clearances, approvals and orders of any Government Body necessary for the Company to own, lease and operate its properties or to develop, produce, store, distribute, promote and sell Company
Products or otherwise to carry on its business as it is now being conducted (collectively, the "Company Permits"), and, as of the date of this Agreement, such Company Permits are in full force and effect and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, except where the failure to have, or the suspension or cancellation of, any of the Company Permits would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Except for conflicts, defaults or violations which, individually or in the aggregate, would not have a Material Adverse Effect on the Company, the Company is not in conflict with, or in violation or default of, (i) any law applicable to the Company or by which any property, asset, operation, or product of the Company is bound or affected, or
(ii) any Company Permit.

          (c) Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company:

               (i) all necessary clearances or approvals from governmental agencies for all Company Products have been obtained, and the Company is in substantial compliance with the most current form of each applicable clearance, approval, or regulatory standards applicable to devices for which no clearance or approval is required, with respect to the development, design, manufacture, labeling, storage, distribution, promotion and sale by the Company of such products; and

(ii) the Company has not received any written notice within the past three years that any Governmental Body (including non-U.S. regulatory agencies) has commenced, or threatened to initiate, any action to withdraw its clearance or approval, or to request the recall of, any product of the Company, or commenced, or overtly threatened to initiate any action to enjoin production at any facility of the Company.
     2.11 GOVERNMENTAL AUTHORIZATIONS.

          The Company holds all Governmental Authorization necessary to enable it to conduct its business in the manner in which such business is currently being conducted except where the failure to hold such Governmental Authorizations would not be reasonably likely to have a Material Adverse Effect on the Company. All such Governmental Authorizations are valid and in full force and effect subject to (A) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors, and (B) rules of law governing specific performance, injunctive relief and other equitable remedies, except to the extent they have expired in accordance with their terms and except where the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to be material to the Company. The Company is in compliance in all material respects with the terms and requirements of such Governmental Authorizations. Except as set forth in Schedule 2.11 of the Company Disclosure Letter, the consummation of the transactions contemplated by this Agreement will not affect the validity of any Governmental Authorization held by the Company. The Company has received any notice or other communication from any Governmental Body regarding (a) any actual or possible violation of or failure to comply in any material respect with any term or requirement of any Governmental Authorization; or (b) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization.

     2.12 TAX MATTERS.

          (a) The Company has paid or provided adequate reserves for all Taxes, due and payable for or with respect to all periods up to and including the Effective Date, whether or not such Taxes were shown on any Tax Return, and without regard to whether such Taxes are or were disputed.

          (b) The Company has filed on a timely basis (taking into account any extensions of time granted) all Tax Returns that each was required  to  file  and  all such returns  are  complete  in  all
respects.   The Company is not currently the beneficiary  of  any
extension of time within which to file any Tax Return.  No  claim has  ever  been  made  to  the  Company  by  an  authority  in  a jurisdiction where the Company does not file Tax Returns  that  s or may be subject to taxation by that jurisdiction nor is there a
reasonable  basis  to  expect such  a  claim.   Schedule  2.12(b)
contains  a list of all jurisdictions in which the Company  files
Tax Returns. The Company has not given any currently effective waiver of any statute of limitations in respect of Taxes or agreed to any currently effective extension of time with respect to a Tax assessment or deficiency. The Company has not granted to any Person any power of attorney that is currently in force with respect to any Tax matter. There are no Encumbrances for Taxes on any of the assets of the Company (other than liens for Taxes not yet due and payable).

(c) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.
(d) There has been no dispute or claim concerning any liability for Taxes of the Company (i) claimed or raised by any authority for which notice has been given or (ii) as to which such Company, or any of its directors or offices has knowledge, and there is no reasonable basis to suspect any such claim or dispute might arise. Schedule 2.12 to the Company Disclosure Letter sets forth as of the date of this Agreement a complete and accurate list of current open audits of Tax Returns filed by or on behalf of the Company with any Governmental Body.
(e) The unpaid Taxes of the Company (i) did not, as of the date of the most recent Company Financial Statements, exceed the reserve for Tax Liability (as opposed to any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the Company Balance Sheet and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company and in filing its Tax Returns.
     The Company is not a party to any Tax allocation or sharing agreement. The Company has not been a "distributing corporation" or a "controlled corporation" as those terms are defined in
Section 355(a)(1) of the Code. The Company (i) has not been a member of an "affiliated group."

     2.13 EMPLOYEE AND LABOR MATTERS; BENEFIT PLANS.

          (a) Schedule 2.13(a) of the Company Disclosure Letter lists as of the date of this Agreement (i) all employee pension benefit plans  (as  defined  in Section 3(2) of the  Employee  Retirement
Income  Security  Act  of 1974, as amended ("ERISA")),  (ii)  all employee  welfare benefit plans (as defined in  Section  3(1)  of
ERISA), (iii) all other pension, bonus, commission, stock option, stock  purchase,  incentive, deferred compensation,  supplemental retirement, severance, fringe benefits and other similar  benefit plans (including any fringe benefit under Section 132 of the Code and  any  foreign  plans), programs, Contracts,  arrangements  or policies,  and  (iv)  any employment, executive  compensation  or severance  agreements, whether written or otherwise, as  amended, modified  or  supplemented, of the Company or  any  other  Entity
(whether  or not incorporated) which is a member of a  controlled group  which  includes Company or which is under  common  control with  Company within the meaning of Sections 414(b), (c), (m)  or
(o)  of the Code or Section 4001(a) (14) or (b) of ERISA (each  a
"Company  ERISA Affiliate") for the benefit of, or  relating  to, any  former or current employee, independent contractor,  officer or director (or any of their beneficiaries) of the Company or any
other   Company  ERISA  Affiliate  (all  such  plans,   programs,
Contracts,  agreements, arrangements or policies as described  in this  Section 2.13(a) shall be collectively referred  to  as  the
"Company  Employee  Plans").  The Company has made  available  to
Parent, true and complete copies of (i) each such written Company
Employee  Plan (or a written description of any Company  Employee
Plan  which  is  not  written) and all related trust  agreements, insurance and other contracts (including policies), summary  plan descriptions,  summaries of material modifications,  registration
statements   (including   all  attachments),   prospectuses   and
communications distributed to plan participants, (ii) the three most recent annual reports on Form 5500 series, with accompanying schedules and attachments (including accountants' opinions, if applicable), filed with respect to each Company Employee Plan required to make such a filing, (iii) the most recent actuarial valuation for each Company Employee Plan subject to Title IV of ERISA, and (iv) the most recent favorable determination letters issued for each Company Employee Plan and related trust which is intended to be qualified under Section 401(a) of the Code (and, if an application for such determination is pending, a copy of the application for such determination).

(b)  (i) None of the Company Employee Plans promises or provides post-termination or retiree medical or other post-termination or retiree welfare benefits to any person (other than continuation coverage to the extent required by law, whether pursuant to the
Consolidated Omnibus Budget Reconciliation Act of 1985 or
otherwise); (ii) none of the Company Employee Plans is a
"Multiple Employer Welfare Arrangement" (as defined in Section
3(40) of ERISA), a "Multiple Employer Plan" (as defined in
Section 413(c) of the Code), or a "Multiemployer Plan" (as
defined in Section 3(37) of ERISA), and neither the Company nor any Company ERISA Affiliate has ever contributed to, been
required to contribute to, or otherwise had any obligation or liability in connection with a Multiple Employer Plan or a
Multiemployer Plan; (iii) no party in interest or disqualified person (as defined in Section 3(14) of ERISA and Section 4975 of the Code, respectively) has at any time engaged in a transaction with respect to any Company Employee Plan which could subject
Company, directly or indirectly, to any material tax, material penalty or other material liability for prohibited transactions under ERISA or Section 4975 of the Code; (iv) no fiduciary of any
Company Employee Plan has breached any of the responsibilities or obligations imposed upon fiduciaries under Title I of ERISA which shall subject Company, directly or indirectly, to any material penalty or liability for breach of fiduciary duty; (v) all
Company Employee Plans have been established, maintained and operated in accordance with their terms and have been
established, maintained and operated in substantial compliance with all applicable Legal Requirements, including good faith compliance with Section 409A of the Code; (vi) all Company
Employee Plans may by their terms be amended and/or terminated at any time without the consent of any other Person subject to
applicable Legal Requirements and the terms of each Company
Employee Plan; (vii) the Company has performed all obligations required to be performed by them under, and are not in any
respect in default under or in violation of, the terms and
conditions of any Company Employee Plan; (viii) the Company has no knowledge of any default or violation by any other Person with respect to any of the Company Employee Plans; (ix) each Company
Employee Plan which is intended to be qualified under Section
401(a) of the Code and each trust intended to qualify under
Section 501(a) of the Code is the subject of a favorable
determination letter from the Internal Revenue Service as to its qualified status under Section 401(a) of the Code (or comparable letter, such as an opinion or notification letter as to the form of plan adopted by the Company), or has time remaining under applicable Treasury guidance to seek such a determination, and to the Company's knowledge nothing has occurred prior to or since the issuance of such letter (or could reasonably be expected to occur) which might impair such favorable determination or
otherwise impair the qualified status of such plan; (x) the
Company is not currently subject to any penalty or tax with
respect to any Company Employee Plan under Section 502(i) of
ERISA or 4975 through 4980F of the Code or has any outstanding liability for any penalty or tax which is not otherwise reserved for or reflected in the Company Financial Statements; (xi) all material contributions required to be made or reserved, and all material premiums required to be paid by the Company, with
respect to any Company Employee Plan pursuant to the terms of the
Company Employee Plan, any Legal Requirements or any collective bargaining agreement, have been made, paid or reserved on or before their due dates (including any extensions thereof); (xii)
all Company Employee Plans required to be insured or funded are either fully insured or funded by a related trust, and for each
Company Employee Plan that is funded by a related trust, the fair market value of the assets of the related trust are at least equal to the liabilities of such Company Employee Plan; (xiii)
there are no audits, inquiries or proceedings pending or
threatened by the Internal Revenue Service or the Department of
Labor with respect to any Company Employee Plan; and (xiv) no
Company Employee Plan other than a Company Employee Plan intended to qualify under Section 401(a) of the Code provides for post-
employment or retiree benefits.
          (c)  Neither the Company nor any other Company ERISA Affiliate
currently  maintains,  sponsors  or  participates  in,   or   has
maintained,  sponsored or participated in, or has any  liability, contingent  or  otherwise, to, any "Employee  Benefit  Plan"  (as defined in Section 3(3) of ERISA) that is subject to Section  412 of the Code or Title IV of ERISA or that is or may be a "multi-employer plan" (as defined in Section 3(37) of ERISA).

          (d) There are no Legal Proceedings pending or, to the knowledge of the Company, threatened in respect of or relating to any Company Employee Plan. To the Company's knowledge, there are no facts or circumstances which could reasonably be expected to give rise to any such Legal Proceeding (other than routine benefit claims) in respect of or relating to any Company Employee Plan.

(e) The Company has never maintained an employee stock ownership plan (within the meaning of Section 4975(e)(7) of the Code) or any other Company Employee Plan that invests in Company capital stock. Since December 31, 2006, the Company has not proposed or agreed to any increase in benefits under any Company Employee
Plan (or the creation of new benefits) or change in employee coverage which would increase the expense of maintaining any Company Employee Plan. Except for the anticipated acceleration of vesting of Company Options as described in Schedule 2.3(b) of the Company Disclosure Letter, no person will be entitled to any severance benefits, acceleration of vesting of any the Company Options or the extension of any period during which any Company Options may be exercised, under the terms of any Company Employee Plan as a result of the consummation of the transactions contemplated by this Agreement (either solely as a result thereof or as a result of such transactions in conjunction with another event).
(f) There are no controversies pending or, to the knowledge of the Company, threatened, between Company and any of their respective foreign or domestic former or current employees, officers, directors, independent contractors or consultants (or any of their beneficiaries), (ii) there is no labor strike, dispute, slowdown, work stoppage or lockout actually pending or, to the knowledge of the Company, threatened against or affecting the Company, (iii) the Company is not a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company, (iv) none of the employees of the Company are represented by a labor organization or group that was either certified or voluntarily recognized by any labor relations board and no union organizing campaign or other attempt to organize or establish a labor union, employee organization or labor organization involving employees of the Company has occurred, is in progress or, to the knowledge of the Company, is threatened,
(v) the Company has at all times been in compliance in all material respects with all applicable Legal Requirements governing or concerning labor relations, conditions of employment, employment discrimination or harassment, wages, hours, or occupational safety and health, and with any collective bargaining agreements (both foreign and domestic), (vi) there is no unfair labor practice charge or complaint against Company pending or, to the knowledge of the Company, threatened before the National Labor Relations Board or any similar state or foreign agency, (vii) there is no grievance or arbitration demand or proceeding arising out of any collective bargaining agreement or other grievance procedure relating to the Company pending, or to the knowledge of the Company, threatened, against the Company,
(viii) the Company is not a federal or state contractor, (ix) to the Company's knowledge, neither the Occupational Safety and Health Administration nor any corresponding state or foreign agency is threatening to file any citation or complaint, and there are no pending citations or complaints, relating to the Company, and (x) there are no complaints, charges or claims against the Company pending or, to the knowledge of the Company, threatened, which could be brought or filed with any Governmental Body, court or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment of, termination of employment of, or failure of the Company to employ any individual. To the knowledge of the Company, there are no pending, threatened or reasonably anticipated claims against Company under any workers' compensation disability policy or long-term policy.
(g) No amount required to be paid or payable to or with respect to current or former employee of Company in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an "excess parachute payment" within the meaning of Section 280G of the Code or will not be deductible under Sections 162(a)(1) or 404 of the Code.
(h)  Set forth on Schedule 2.13(l) of the Company Disclosure
Letter is a list of all employees of the Company as of the date of this Agreement together with respect to each such employee (i) the employee's base salary and (ii) any severance that would be due upon termination with or without cause of such employee
(other than pursuant to (A) severance or bonus policies or employment or change of control agreements in each case as in effect on the date of this Agreement and listed on Schedule
2.8(a) or Schedule 2.13(a) of the Company Disclosure Letter, or
(B) Legal Requirements applicable to the Company which is formed or incorporated under the laws of a foreign jurisdiction).
Schedule 2.13(l) of the Company Disclosure Letter also sets forth with respect to each Company employee accrued paid time off payable to each such employee as of December 31, 2007.
          (i) The Company has not taken any action that would constitute a "mass layoff," "mass termination" or "plant closing" within the meaning of the United States Worker Adjustment and Retraining Notification Act ("WARN Act") or otherwise trigger notice requirements or liability under any federal, local, state, or foreign plant closing notice or collective dismissal law.

          (j) The Company is in compliance with all immigration and naturalization Legal Requirements relating to employment and employees, the Company has properly completed and maintained in all material respects all applicable forms (including I-9 forms), there are no citations, investigations, enforcement proceedings or formal complaints concerning immigration or naturalization Legal Requirements pending or, to the knowledge of the Company, threatened before the United States Citizenship and Immigration Services or any related federal, state, foreign or administrative agency or court, involving or against the Company, and the
Company  has  not  received  notice  of  any  violation  of   any
immigration and naturalization Legal Requirement.

(k) The classification by the Company or a Company ERISA Affiliate of individuals as employees or independent contractors has been made in compliance with all applicable Legal Requirements. Neither the Company nor any of its Company ERISA Affiliates has (i) used the services or workers provided by third party contract labor suppliers, temporary employees, "leased employees" (as that term is defined in Section 414(n) of the Code), or individuals who have provided services as independent contractors to an extent that would reasonably be expected to result in the disqualification of any of the Company Employee Plans or the imposition of penalties or excise taxes with respect to the Company Employee Plans by the IRS, the Department of Labor, or the Pension Benefit Guaranty Corporation.
     2.14 ENVIRONMENTAL MATTERS.

     The Company is in compliance with all applicable Environmental Laws, which compliance includes the possession by the Company of all material permits and other Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof, except where the failure to so comply would not result in a material liability or clean up obligation on the Company. Except as set forth on
Schedule 2.14 of the Company Disclosure Letter, the consummation of the transactions contemplated by this Agreement will not affect the validity of such material permits and Governmental
Authorizations held by the Company, and will not require any filing notice, or remediation under any Environmental Law. To the knowledge of the Company (including as set forth in that certain ASTM Screen/Limited Assessment of 44 Hunt Street, Watertown, MA Project #708-520 dated May 16, 2008, performed by IES, Inc., a copy of which has been provided to Buyer (the "IES Report")), there are no past or present events, conditions, activities, or practices which would reasonably be expected to prevent the Company's or the Surviving Entity's compliance in all material respects with any Environmental Law, or which would reasonably be expected to give rise to any material liability of the Company under any Environmental Law. Other than as set forth within the IES Report, within the past seven years, the Company has not received any written notice, or to its knowledge, other communication (in writing or otherwise) that alleges that the Company is not in compliance with any Environmental Law, and the Company has no knowledge of any circumstances that would reasonably be expected to result in such claims or communications. To the Company's knowledge, no current or prior owner of any property owned, leased or controlled by the Company has received any written notice or other communication (in writing or otherwise) that alleges that such current or prior owner or the Company is not in substantial compliance with any Environmental Law in such a manner as would be reasonably likely to result in a material liability or clean up obligation on the Company. The Company has not assumed by contract, agreement or otherwise any liabilities or obligations arising under any Environmental Law, or is currently performing any required investigation, response or other corrective action under any Environmental Law. To the knowledge of the Company, there are no underground storage tanks or related piping on any real property leased or controlled by or used by the Company, and any former such tanks and piping have been removed or closed in accordance with applicable Environmental Laws. To the Company's knowledge, all real property that is owned by, leased to, controlled by or used by the Company is free of any friable asbestos or asbestos-containing material.

     2.15 LEGAL PROCEEDINGS; ORDERS.

          Except as set forth in Schedule 2.15 of the Company Disclosure Letter, there is no pending Legal Proceeding and within the past 24 months no Person has threatened in writing to commence any Legal Proceeding, that involves the Company or any of the assets owned or used by the Company, in each case which would be reasonably likely to be material to the Company; and there is no Order to which the Company, or any of the material assets owned or used by the Company, is subject.

     2.16 VOTE REQUIRED.

          The holders of the shares of Company Common Stock outstanding as of the date hereof have voted unanimously to approve this Agreement and otherwise approve and consummate the Merger as set forth herein.

     2.17 FOREIGN CORRUPT PRACTICES ACT.

          Neither the Company, any of the Company's officers, directors, nor, to the Company's knowledge, any employees or agents, distributors, representatives or other persons acting on the express, implied or apparent authority of the Company, have paid, given or received or have offered or promised to pay, give or receive, any bribe or other unlawful payment of money or other thing of value, any unlawful discount, or any other unlawful inducement, to or from any person or Governmental Body in the United States or elsewhere in connection with or in furtherance of the business of the Company (including any unlawful offer, payment or promise to pay money or other thing of value (a) to any foreign official, political party (or official thereof) or candidate for political office for the purposes of influencing any act, decision or omission in order to assist the Company in obtaining business for or with, or directing business to, any person, or (b) to any person, while knowing that all or a portion of such money or other thing of value will be offered, given or promised unlawfully to any such official or party for such purposes). The business of the Company is not in any manner dependent upon the making or receipt of such unlawful payments, discounts or other inducements. The Company has not otherwise taken any action that could cause the Company or the Company to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, the regulations thereunder, or any applicable Legal Requirements of similar effect.

     2.18 REAL PROPERTY.

          Except as set forth in Schedule 2.18 of the Company Disclosure Letter, the Company has good and marketable title to, or a valid leasehold interest in, all of its real properties, in each case free and clear of all Encumbrances. Schedule 2.18 of the Company Disclosure Letter sets forth a true, correct and complete list of all real property owned by the Company at any time during the past five years and a true and correct list of all real property currently leased by the Company identifying, with respect to each lease of such real property, the date of, the parties to, and any amendments, modifications, extensions or other supplements to such lease. The Company has not sent or received any written notice of any default under any of the leases of real property to which it is party. The Company is not in material breach of, or in default in any material respect under, any covenant, agreement, term or condition of or contained in any lease of real property to which it is a party and there has not occurred any event that with the lapse of time or the giving of notice or both could constitute such a default or breach.

     2.19 INSURANCE POLICIES.

          The Company has delivered to Parent prior to the date hereof a complete and accurate list of all insurance policies in force naming the Company or any director, officer or employee thereof as an insured or beneficiary or as a loss payable payee or for which the Company has paid or is obligated to pay all or part of the premiums. The Company has not received notice of any pending or threatened cancellation or premium increase (retroactive or otherwise) with respect thereto, the Company is in compliance in all material respects with all conditions contained therein. There are no material pending claims against such insurance policies by the Company as to which insurers are defending under reservation of rights or have denied liability, and there exists no material claim under such insurance policies that has not been properly filed by the Company. Except for the self-insurance retentions or deductibles set forth in the policies contained in the aforementioned list, the policies are adequate in scope and amount to cover all prudent and reasonably foreseeable risks which may arise in the conduct of the business of the Company that would reasonably be expected to have a Material Adverse Effect on the Company.

     2.20 FINANCIAL ADVISOR.

          No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

     2.21 AFFILIATE TRANSACTIONS.

          Schedule 2.21 of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all agreements, contracts, transfers of assets or liabilities or other commitments or transactions, whether or not entered into in the ordinary course of business, to or by which the Company, on the one hand, and any of its respective officers or directors (or any of their respective Affiliates, other than the Company) on the other hand, are or have been a party or otherwise bound or affected, and that (a) are currently pending, in effect or have been in effect during the past 12 months, (b) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to the Company, taken as a whole and (c) are not Company Employee Plans disclosed in Schedule 2.13(a) of the Company Disclosure Letter.

     2.22 CUSTOMERS.

          Schedule 2.22 of the Company Disclosure Letter lists the customers of the Company for the last completed fiscal year (in decreasing order of gross sales). Except as disclosed in
Schedule 2.22, the Company has not received any written notice, or to the knowledge of the Company, any verbal notice or threats by such customers with respect to termination, cancellation or limitation of, or adverse modification or change in, the business relationship of the Company or any business with any customer or customers whose purchases are individually or in the aggregate material to the Company.

     2.23 DISCLOSURE.

          No representation or warranty made by the Company or the Stockholder, nor any information or statement contained on the Company Disclosure Letter or in any exhibit or schedule hereto or in any certificate to be delivered by Stockholder or the Company pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit a material fact necessary to make the statements of fact herein or therein not misleading in light of the circumstances under which they were made.

SECTION 2A.    REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

          Except as disclosed in the Company Disclosure Letter to Parent and Merger Sub prior to the execution and delivery of this Agreement, each Stockholder severally, but not jointly, hereby represents and warrants to Parent and Merger Sub, as follows.

SECTION 2A.1   AUTHORIZATION; TITLE.

          The Stockholder is authorized to enter into this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby, without violating any agreement by which Stockholder or the Company is bound. The Stockholder has good, marketable, unencumbered title to the Company Common Stock that it owns, and will transfer such stock free and clear of any Encumbrance.

SECTION 2A.2   INVESTMENT INTENT.

          (a) The Stockholder is purchasing the Parent Common Stock for the Stockholder's own account and with no intention of distributing or reselling the Parent Common Stock in any transaction which would be in violation of the securities laws of the United States of America or any state thereof, or in any transaction that would subject the issuance and sale of the Parent Common Stock pursuant to this Agreement to the registration requirements of the Securities Act and applicable state securities laws. The Stockholder understands that the Shares have not been registered under the Securities Act or the securities laws of any state by reason of a specific exemption from the registration or qualification provisions of the Securities Act or said securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein. The Stockholder understands that the Company has no obligation to register the Shares under the Securities Act or any state securities laws.

          (b) The Stockholder acknowledges that the Shares must be held indefinitely unless the Shares are so registered or an exemption from such registration is available.

          (c) The Stockholder has had an opportunity to discuss the business, management and financial affairs of the Parent and the terms and conditions of an investment in the Parent Common Stock with, and has had access to, the management of the Parent and he has had the opportunity to review the information set forth in the Parent's public filings and any other information requested by the Stockholder.

          (d) The Stockholder understands and acknowledges that the Parent will be relying upon the Stockholder's representations and warranties set forth herein in offering and selling the Parent Common Stock to him.

          (e) The Stockholder represents that the offering to him of the Parent Common Stock was made only through direct, personal communication between the undersigned Stockholder and a representative of the Parent and not through public solicitation or advertising.

          (f)   The  Stockholder did not retain  or  consult  any
"Purchaser Representative", as such term is defined in  Rule  501 of Regulation D promulgated under the Securities Act.

          (g) The Stockholder has such knowledge, experience and skill in evaluating and investing in securities, based on actual participation in financial, investment and business matters such that he is capable of evaluating the merits and risks of an investment in the Parent Common Stock, and has such knowledge, experience and skill in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the Parent and the suitability of the Parent Common Stock as an investment for himself.

          (h) The Stockholder has not received, and is not relying on, any representations or warranties from the Parent or any other person, other than those contained in this Agreement.

          (i) The Stockholder is able to bear the economic risk of an investment in the Parent Common Stock and has an adequate income independent of any income produced from an investment in the Parent Common Stock and has sufficient net worth to sustain a loss of all of his investment in the Parent Common Stock without economic hardship if such a loss should occur. Other than Fritz Wald and Doris, the Stockholder is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

SECTION 3.      REPRESENTATIONS  AND  WARRANTIES  OF  PARENT  AND
          MERGER SUB

          Except as disclosed in Parent SEC Documents filed prior to the date hereof or the Disclosure Letter delivered by Parent and Merger Sub to the Company prior to the execution and delivery of this Agreement (the "Parent Disclosure Letter") and referred to in the section of the Parent Disclosure Letter corresponding to the section(s) of this Section 3 to which such disclosure applies (unless it is reasonably apparent from the face of such disclosure that the disclosure or statement in one section of the Parent Disclosure Letter should apply to one or more sections thereof), Parent and Merger Sub represent and warrant to the Company as follows:

     3.1  DUE ORGANIZATION; SUBSIDIARIES.

          Parent is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its incorporation, and each of the other Dynasil Corporations which is a "significant subsidiary" (as defined in Regulation S-X) of Parent is a corporation duly organized, validly existing and in good standing under the Legal Requirements of the jurisdiction of its incorporation or formation. Each of the Dynasil Corporations has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; (b) to own and use its assets in the manner in which its assets are currently owned and used; and (c) to perform its material obligations under all Parent Material Contracts. Each of the Dynasil Corporations is qualified to do business as a foreign corporation, and is in good standing, under the Legal Requirements of all jurisdictions where the failure to be so qualified would have a Material Adverse Effect on the Dynasil Corporations. Parent has delivered or made available to the Company accurate and complete copies of the certificate of incorporation, bylaws and other charter or organizational documents of each of the Dynasil Corporations, including all amendments thereto (collectively, the "Parent Organization Documents"). Parent has no Subsidiaries, except for the corporations identified in Schedule 3.1 of the Parent Disclosure Letter. Parent and each of its Subsidiaries are collectively referred to herein as the "Dynasil Corporations". None of the Dynasil Corporations has any equity interest or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any Entity, other than the Dynasil Corporations' interests in their Subsidiaries identified in Schedule 3.1 of the Parent Disclosure Letter.

     3.2  AUTHORITY; BINDING NATURE OF AGREEMENT.

          Each of Parent and Merger Sub has all requisite corporate power and authority to enter into and, subject to the receipt of the stockholder approval contemplated by Section 5.2, to perform its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, subject to (a) Legal Requirements of general application relating to bankruptcy, insolvency and the relief of debtors, (b) rules of law governing specific performance, injunctive relief and other equitable remedies and
(c) the approval of the stockholders of Parent. Parent hereby represents that its Board of Directors, at a meeting duly called and held on or prior to the date hereof, has by unanimous vote
(i) determined that the Merger is in the best interests of Parent and its stockholders, and (ii) approved, adopted and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement. Merger Sub hereby represents that its Board of Managers, by unanimous written consent, approved and adopted this Agreement, declared it advisable and approved the Merger and the other transactions contemplated by this Agreement, and recommended that the Parent adopt this Agreement. Parent hereby represents that it, as the sole member of Merger Sub, will approve and adopt this Agreement, the Merger and the other transactions contemplated by this Agreement immediately after the execution and delivery of this Agreement by the parties hereto.

     3.3  CAPITALIZATION, ETC.

          (a) The authorized capital stock of Parent consists of: (i) 25,000,000 shares of Parent Common Stock and (ii) 10,000,000 shares of Parent Preferred Stock. As of As of June 17, 2008, 6,478,507 shares of Parent Common Stock have been issued or are outstanding (excluding 810,160 shares of treasury stock) and 710,000 shares of Series B Preferred Stock, par value $0.001 per share (the "Parent Preferred Stock") are outstanding, convertible into 944,300 shares of Parent Common Stock are outstanding. 810,160 shares of Parent Common Stock are held in Parent's
treasury and none are held by any of Parent's Subsidiaries.   All
of  the outstanding shares of Parent Common Stock have been  duly
authorized   and   validly  issued,  and  are  fully   paid   and
nonassessable. None of the outstanding shares of Parent Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right or
subject to any right of first refusal in favor of Parent.   There
is no Contract to which Parent is a party and, to Parent's knowledge, there is no Contract between other Persons, relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of, any shares of Parent Common Stock. None of the Dynasil Corporations is under any obligation, or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock, other than those relating to the transactions contemplated hereby and the sale of Series C Preferred Stock to provide funds.

          (b) Parent has delivered or made available to Company accurate and complete copies of the Parent ESPP, all stock option plans pursuant  to  which Parent has granted Parent  Options,  and  the forms  of  all  stock option agreements evidencing such  options.
There  have  been  no  repricings of any Parent  Options  through amendments, cancellation and reissuance or other means during the current  or prior two calendar years.  None of the Parent Options
have  been  granted  in  contemplation  of  the  Merger  or   the
transactions contemplated in this Agreement and no Parent Options have  been  granted since June 11, 2008, after which grant  there were  411,459 Parent Options outstanding.  Approximately  120,000 options  are anticipated to be issued to Jacob Paster as part  of
the  transactions  contemplated  hereby..   None  of  the  Parent
Options were granted with exercise prices below or deemed  to  be
below  fair  market value on the date of grant.   All  grants  of
Parent Options were validly made and properly approved by the board of directors of Parent (or a duly authorized committee or subcommittee thereof) in compliance with all applicable law and recorded on the Parent Financial Statements in accordance with GAAP, and no such grants involved any "back dating," "forward dating" or similar practices with respect to such grants.

(c) Except as set forth in Section 3.3(a) or Section 3.3(b) above, there is no: (i) outstanding commitment, subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of any of the Dynasil Corporations; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of any of the Dynasil Corporations;
(iii) rights agreement, stockholder rights plan or similar plan commonly referred to as a "poison pill"; or (iv) Contract under which any of the Dynasil Corporations are or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities ("Parent Rights Agreements") (items (i) through
(iv) above, collectively, "Parent Stock Rights").
(d) All outstanding shares of Parent Common Stock, all outstanding Parent Options and all outstanding shares of capital stock of each Subsidiary of Parent have been issued and granted in compliance with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in Contracts applicable to the issuance of Parent Common Stock, granting Parent Options and/or the issuance of shares of capital stock of any Parent Subsidiary. All of the outstanding shares of capital stock of each of the Parent's Subsidiaries have been duly authorized and are validly issued, are fully paid and nonassessable and, except as required by Legal Requirements applicable to each of the Dynasil Corporations which is formed or incorporated under the laws of a foreign jurisdiction, are owned beneficially and of record by Parent, free and clear of any Encumbrances. Schedule 3.3(d) of the Parent Disclosure Letter sets forth all entities (other than Subsidiaries) in which any of the Dynasil Corporations has any ownership interest and the amount of such interest.
(e)  Parent directly owns all of the equity interests of Merger
Sub.
     3.4  NON-CONTRAVENTION; CONSENTS.

          Neither the execution, delivery or performance of this Agreement nor the consummation of the Merger, or any of the other transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

          (a) contravene, conflict with or result in a violation of any of the provisions of the Parent Organization Documents or any resolution adopted by the stockholders, the Board of Directors or any committee of the Board of Directors of any of the Dynasil
Corporations;

(b) contravene, conflict with or result in a violation of, or give any Governmental Body the right to challenge the Merger or any of the other transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of the Dynasil Corporations, or any of the material assets owned or used by any of the Dynasil Corporations, is subject;
(c) contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any material Governmental Authorization that is held by any of the Dynasil Corporations or that is otherwise material to the business of any of the Dynasil Corporations or to any of the assets owned or used by any of the Dynasil Corporations; or
(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Parent Material Contract (except for any such violation or breach which by its terms can be cured and is so cured within the applicable cure period or where the non-breaching party has no right to accelerate or terminate as a result of such violation or breach), or give any Person the right to (i) declare a default or exercise any remedy under any Parent Material Contract; (ii) accelerate the maturity or performance of any Parent Material Contract; or
(iii) cancel, terminate or modify any term of any Parent Material
Contract.
          Except as may be required by the Securities Act, the Exchange Act, the DGCL and the rules and regulations of the Nasdaq required under any Parent Material Contract, none of the Dynasil Corporations was, is or will be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Merger or any of the other transactions contemplated by this Agreement, except in the case of subsections (x) and (y), where the failure to make such filing, give such notice or obtain any such consent would not have a Material Adverse Effect on the Dynasil Corporations.

     3.5  SEC FILINGS; FINANCIAL STATEMENTS.

          (a) All statements, reports, schedules, forms, exhibits and other documents required to have been filed by Parent with the
SEC  since October 1, 2004 (the "Parent SEC Documents") have been
so  filed.   As  of  their  respective  dates  (or,  if  amended,
supplemented or superseded by a filing prior to the date of this Agreement, then on the date of such amendment, supplement or superseding filing): (i) each of the Parent SEC Documents
complied   in   all   material  respects  with   the   applicable
requirements of the Securities Act or the Exchange Act (as the case may be); and (ii) none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The Parent SEC Documents include all certifications and statements required of it, if any, by (i) Rule 13a-14 or 15d-14 under the Exchange Act, and (ii) 18 U.S.C. Section 1350 (Section
906 of the Sarbanes-Oxley Act of 2002).

(c) The financial statements (including related notes, if any) contained in the Parent SEC Documents (the "Parent Financial Statements"): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that the unaudited financial statements may not have contained footnotes and were subject to normal and recurring year-end adjustments which were not, or are not reasonably expected to be, individually or in the aggregate, material); and
(iii) fairly presented in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Parent and its consolidated subsidiaries for the periods covered thereby. For purposes of this Agreement, "Parent Balance Sheet" means that consolidated balance sheet of Parent and its consolidated subsidiaries as of September 30, 2007 set forth in the Parent's Annual Report on Form 10-KSB filed with the SEC on December 20, 2007 (the "Parent 10-KSB") and the "Parent Balance Sheet Date" means September 30, 2007.
(d) Parent maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's authorization; (iv) the recorded amount for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (vi) all such information is accumulated and communicated to Parent's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of Parent required under the Exchange Act with respect to such reports. There are no significant deficiencies or material weaknesses in the design or operation of Parent's internal controls, and Parent has not been informed by its independent auditors, accountants, consultants or others involved in the review of internal controls that any such significant deficiencies or material weaknesses exist, which could adversely affect Parent's ability to record, process, summarize and report financial data. There is no fraud in connection with the Parent Financial Statements, whether or not material, that involves management or other employees who have a significant role in Parent's internal controls.
     3.6  ABSENCE OF CHANGES.

          (a) Since the Parent Balance Sheet Date (except as disclosed in the Parent SEC Documents),

               (i) none of the Dynasil Corporations has made any material changes in its pricing polices or payment or credit practices or failed  to  pay  any creditor any material amount  owed  to  such creditor when due or granted any extensions or credit other  than
in   the  ordinary  course  of  business  consistent  with  prior practice;

(ii) none of the Dynasil Corporations has terminated or closed any material facility, business or operation;
               (iii) none of the Dynasil Corporations has written up or written down any of its material assets; and

               (iv) there has been no material loss, destruction or damage to any item of property of the Dynasil Corporations, whether or not insured.

          (b) Except as set forth in Schedule 3.6(b) of the Parent Disclosure Letter or in the Parent SEC Documents, since the Parent Balance Sheet Date and through the date of this Agreement:

               (i)  there has not been any event that has had a Material Adverse
Effect   on  the  Dynasil  Corporations,  and  no  fact,   event,
circumstance or condition exists or has occurred that could reasonably be expected to have a Material Adverse Effect on the Dynasil Corporations;

(ii) each of the Dynasil Corporations has operated its respective business in the ordinary course consistent with prior practice;
(iii) none of the Dynasil Corporations has (A) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock (other than in connection with the Parent Preferred Stock); (B) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities; (C) made any capital expenditure which, when added to all other capital expenditures made on behalf of the Dynasil Corporations since the Parent
Balance Sheet Date, exceeds $150,000, in the aggregate; (D) made any material Tax election; (E) settled any Legal Proceedings involving amounts in excess of $100,000; or (F) entered into or consummated any transactions with any affiliate;
(iv) none of the Dynasil Corporations has (A) sold or otherwise disposed of, or acquired, leased, licensed, waived or relinquished any material right or other material asset to, from or for the benefit of, any other Person except for rights or other assets sold, disposed of, acquired, leased, licensed, waived or relinquished in the ordinary course of business consistent with prior practice; (B) mortgaged, pledged or subjected to any Encumbrance any of their respective property, business or assets; (C) entered into or amended any lease of real property (whether as lessor or lessee); or (D) canceled or compromised any debt or claim other than accounts receivable in the ordinary course of business consistent with prior practice;
(v) none of the Dynasil Corporations has (A) amended or waived any of its material rights under, or permitted the acceleration of vesting under, any provision of any of the Parent Employee
Plans or any provision of any agreement or Parent Stock Option
Plan evidencing any outstanding Parent Option; (B) caused or permitted any Parent Employee Plan to be amended in any material respect; or (C) paid any bonus or other incentive or equity compensation or made any profit-sharing or similar payment to, or materially increased the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or consultants;
(vi) there has been no material labor dispute (including any work slowdown, stoppage or strike) involving the Dynasil Corporations;
(vii) none of the Dynasil Corporations has made any material change in its methods of accounting or accounting practices;
(viii) none of the Dynasil Corporations has made any loan, advance or capital contributions to, or any other investment in, any Person;
(ix) none of the Dynasil Corporations has terminated or amended, or suffered a termination of, any Parent Material Contract;
               (x) none of the Dynasil Corporations has entered into any contractual obligation to do any of the things referred to elsewhere in this Section 3.6; and

               (xi) there has been no material development in any Legal Proceeding described in a Parent SEC Document.

     3.7  CONTRACTS.

          (a) Each Parent Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms subject to  (A)  Legal  Requirements of general application  relating  to bankruptcy, insolvency and the relief of debtors, and  (B)  rules of  law  governing  specific performance, injunctive  relief  and other  equitable remedies, except to the extent they have expired in accordance with their terms and except where the failure to be in full force and effect, individually or in the aggregate, would not  reasonably  be  expected  to  be  material  to  the  Dynasil
Corporations.  Parent has delivered to or made available  to  the
Company   true  and  complete  copies  of  each  Parent  Material
Contract, except in the case of a Parent Material Contract  which is  derived  from  a  standard  form  agreement  of  the  Dynasil
Corporations,  Parent has delivered to or made available  to  the
Company a form or forms of such agreement.  In each case where  a
Parent  Material  Contract  is  derived  from  a  standard   form
agreement, all of the terms, conditions and provisions of such Parent Material Contract are substantially similar with respect to material terms to the form agreement from which such agreement derived.

(b) None of the Dynasil Corporations has materially violated or breached, or committed any material default under, any Parent Material Contract. To Parent's knowledge, no other Person has materially violated or breached, or committed any material default under, any Parent Material Contract.
(c) To Parent's knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to (i) result in a material violation or breach of any provision of any Parent Material Contract by any of the Dynasil Corporations; (ii) give any Person the right to declare a material default or exercise any remedy under any Parent Material Contract; (iii) give any Person the right to accelerate the maturity or performance of any Parent Material Contract; or (iv) give any Person the right to cancel or terminate, or modify in any material respect, any Parent Material Contract
     3.8  LIABILITIES.

          Except as disclosed in Parent SEC Documents, since the Parent Balance Sheet Date, none of the Dynasil Corporations has any accrued, contingent or other liabilities of any nature, either matured or unmatured (whether due or to become due) required to be reflected in financial statements prepared in accordance with GAAP, except for: (a) liabilities that are reflected in the "Liabilities" column of the Parent Balance Sheet and the notes thereto; (b) normal and recurring liabilities that have been incurred by the Dynasil Corporations since the Parent Balance Sheet Date in the ordinary course of business consistent with prior practice; and (c) liabilities incurred in connection with the transactions contemplated by this Agreement.

     3.9  LEGAL PROCEEDINGS; ORDERS.

          Except as set forth in the Parent SEC Documents, there is no pending Legal Proceeding and, to Parent's knowledge, within the past 24 months no Person has threatened in writing to commence any Legal Proceeding, that involves any of the Dynasil Corporations or any of the assets owned or used by any of the Dynasil Corporations, in each case which would be reasonably likely to be material to the Dynasil Corporations; and there is no Order to which any of the Dynasil Corporations, or any of the material assets owned or used by any of the Dynasil Corporations, is subject.

     3.10 FOREIGN CORRUPT PRACTICES ACT.

          Neither Parent, any other Dynasil Corporation, any of the Dynasil Corporation's officers, directors, nor, to Parent's knowledge, any employees or agents, distributors, representatives or other persons acting on the express, implied or apparent authority of any Dynasil Corporation, have paid, given or received or have offered or promised to pay, give or receive, any bribe or other unlawful payment of money or other thing of value, any unlawful discount, or any other unlawful inducement, to or from any person or Governmental Body in the United States or elsewhere in connection with or in furtherance of the business of any of the Dynasil Corporations (including any unlawful offer, payment or promise to pay money or other thing of value (a) to any foreign official, political party (or official thereof) or candidate for political office for the purposes of influencing any act, decision or omission in order to assist any Dynasil Corporation in obtaining business for or with, or directing business to, any person, or (b) to any person, while knowing that all or a portion of such money or other thing of value will be offered, given or promised unlawfully to any such official or party for such purposes). Neither the business of Parent nor of any other Dynasil Corporation is in any manner dependent upon the making or receipt of such unlawful payments, discounts or other inducements. Neither Parent nor any other Dynasil Corporation has otherwise taken any action that could cause Parent or any other Dynasil Corporation to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, the regulations thereunder, or any applicable Legal Requirements of similar effect.

     3.11 FINANCIAL ADVISOR.

          No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Dynasil Corporations.

     3.12 PROPRIETARY ASSETS.

          (a) Schedule 3.12(a) of the Parent Disclosure Letter sets forth as of the date of this Agreement (i) all U.S. and foreign patents,  patent  applications, registered  trademarks,  material
unregistered   trademarks,  trademark   applications,   copyright
registrations and copyright applications, Internet domain  names, computer  software  (other  than third party  software  generally available for sale to the public) and fictitious name and assumed name  registrations owned by Parent; (ii) all patent applications and  other Proprietary Assets that are currently in the  name  of inventors or other Persons and for which Parent has the right  to receive  an  assignment;  and  (iii)  all  material  third  party licenses  for Proprietary Assets to which Parent is the  licensee party.  Parent has good, valid and marketable title to, or has  a valid  right  to use, license or otherwise exploit,  all  of  the material  Parent Proprietary Assets necessary for the conduct  of the  Parent's business as presently conducted, free and clear  of
all  Encumbrances.   Parent has not developed  jointly  with  any
other Person any material Proprietary Asset with respect to which such other Person has any rights. There is no Parent Material
Contract pursuant to which any Person has any right (whether or not currently exercisable) to use, license or otherwise exploit any Parent Proprietary Asset owned or exclusively licensed by the Parent.

          (b) Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Parent, (i) to the knowledge of the  Parent,  all Parent Proprietary Assets owned by  Parent  are subsisting and in effect and valid and enforceable; (ii) none  of the  Parent Proprietary Assets and no Proprietary Asset  that  is currently being developed or reduced to practice or which is  the subject  of a current invention disclosure by the Parent  (either by  itself  or  with any other Person) to the  knowledge  of  the
Parent  infringes, misappropriates, conflicts with  or  otherwise violates any Proprietary Asset owned or used by any other Person;
(iii)  none  of  the products or services that  is  or  has  been designed, created, developed, assembled, performed, manufactured, sold,  marketed or licensed by the Parent is to the knowledge  of the Parent infringing, misappropriating or making any unlawful or unauthorized use of any Proprietary Asset owned or  used  by  any other  Person, and, none of such products or services has at  any
time   infringed,  misappropriated  or  made  any   unlawful   or
unauthorized use of, and the Parent has not  received in the past three  (3) years any written, or to the Parent's knowledge,  oral
notice   of   any   actual,   alleged,  possible   or   potential
infringement,  misappropriation or unlawful or  unauthorized  use of, any Proprietary Asset owned or used by any other Person; (iv)
the  operation of the business of the Parent as it  currently  is conducted  does not and will not when conducted by the  Surviving
Entity  in  substantially the same manner following the  Closing, infringe  or  misappropriate or make any unlawful or unauthorized use  of any Proprietary Asset of any other Person; and (v) to the
Parent's    knowledge,   no   other   Person    is    infringing,
misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Parent Proprietary Asset, and no such claims have been asserted or threatened against any Person by the Parent or, to the knowledge of the Parent, any other
Person,  in  the  past three (3) years.  The  Parent  Proprietary
Assets constitute all the Proprietary Assets necessary to enable the Parent to conduct its business in the manner in which such business is currently being conducted.

          (c) The Parent has taken all reasonable steps to protect its rights in confidential information and trade secrets of the Parent or provided by any other Person to the Parent.

          (d) With respect to the use of software in the business of the Parent as such business is currently conducted, to the knowledge of the Parent, no such software contains defects in its operation or  any  device  or  feature designed  to  disrupt,  disable,  or otherwise impair the functioning of any software.  Such  software has  been  validated for its use.  There have  been  no  material security breaches in the Parent's information technology systems, and  there  have been no disruptions in the Parent's  information
technology  systems  that  materially  adversely  affected   such
Parent's business or operations.

(e) All products of the Parent ("Parent Product") conform in all material respects with all applicable contractual commitments and all express and implied warranties, the Parent's published product specifications and with all regulations, certification standards and other requirements of any applicable governmental entity or third party. Except as set forth in the Parent's SEC Documents, no claims against the Parent are pending or have been asserted for liability for replacement or modification of any Parent Product or other damages in connection therewith other than in the ordinary course of business. There are no known material defects in the design or technology embodied in any Parent Product which impair or are likely to impair the intended use of such Parent Product. There is no presently pending, or, to the knowledge of the Parent, threatened, and, to the knowledge of the Parent, there is no basis for, any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings or demand letters relating to any alleged hazard or alleged defect in design, manufacture, materials or workmanship, including any failure to warn or alleged breach of express or implied warranty or representation, relating to any Parent Product. The Parent has not extended to any of its customers any written product warranties, indemnifications or guarantees that deviate in any material respect from the standard product warranties, indemnification arrangements or guarantees of the Parent.
SECTION 4.     [RESERVED]



SECTION 5.     ADDITIONAL COVENANTS OF THE PARTIES

     5.1  ADDITIONAL AGREEMENTS.

          Each of Parent and the Company shall use its commercially reasonable efforts to take, or cause to be taken, all actions necessary to carry out the intent and purposes of this Agreement and to consummate the Merger and make effective the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each party to this Agreement (i) shall cooperate fully with the other party, shall execute and deliver such further documents, certificates, agreements and instruments and shall take such other actions as may be reasonably requested by the other party to evidence or reflect the transactions contemplated by this Agreement
(including the execution and delivery of all documents, certificates, agreements and instruments reasonably necessary for all filings hereunder), (ii) give all notices (if any) required to be made and given by such party in connection with the Merger and the other transactions contemplated by this Agreement; (iii) shall use its commercially reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party in connection with the Merger or any of the other transactions contemplated by this Agreement; and (iv) shall use its commercially reasonable efforts to lift any restraint, injunction or other legal bar to the Merger; provided, however, that Parent or the Company shall not be required to sell, divest or otherwise dispose of any material assets of the Company or Company or any assets of Parent or any of the Dynasil Corporations. Each of the Company and Parent shall promptly deliver to the other party a copy of each such filing made, each such notice given and each such Consent obtained by it during the Pre-Closing Period.

     5.2  PUBLIC DISCLOSURE.

          The initial press release relating to this Agreement shall be a joint press release and thereafter Parent and the Company shall consult with each other and shall agree upon the text of any press release or public statement before issuing any press release or otherwise making any public statements with respect to the transactions contemplated hereunder and shall not issue any such press release or make any such public statement prior to such consultation and agreement, except as may be required by Legal Requirements or any listing agreement with, or the rules of the NASD, in which case commercially reasonable efforts to consult with the other party shall be made prior to such release or public statement.

     5.3  RESIGNATION OF DIRECTORS.

          To the extent requested by Parent, the Company shall deliver to Parent upon the execution and delivery of this Agreement the resignations of the directors of the Company from the board of directors of the Company, effective as of the Effective Time.

     5.4  TAKEOVER LAWS.

          If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated in this Agreement, each of Parent and the Company and the members of their respective Boards of Directors, to the extent permissible under applicable Legal Requirements, will grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable, and in any event prior to the Termination Date, on the terms and conditions contemplated hereby and otherwise, to the extent permissible under applicable Legal Requirements, act to eliminate the effect of any Takeover Law on any of the transactions contemplated by this Agreement.

     5.5  SECTION 16.

          (a) Parent shall, prior to the Effective Time, cause Parent's Board of Directors to approve the issuance of Parent equity securities  (including derivative securities) in connection  with the Merger with respect to any employees of the Company who, as a result of their relationship with Dynasil as of or following  the
Effective  Time,  are  subject or  will  become  subject  to  the reporting requirements of Section 16 of the Exchange Act  to  the extent  necessary  for such issuance to be an exempt  acquisition pursuant  to  SEC Rule 16b-3.  Prior to the Effective  Time,  the
Board  of  Directors of the Company shall approve the disposition of Company equity securities (including derivative securities) in connection with the Merger by those directors and officers of the
Company  subject to the reporting requirements of Section  16  of the Exchange Act to the extent necessary for such disposition  to
be  an  exempt  disposition pursuant to  SEC  Rule  16b-3.   Such
actions shall be consistent with all current applicable rules, interpretation and guidance of the SEC, including the No-Action
Letter,  dated  January 12, 1999, issued by the SEC  to  Skadden,
Arps, Slate, Meagher & Flom llp and SEC Rule 16b-3(d) and (e).

     5.6  LITIGATION.

          The Company shall give Parent the opportunity to participate in the defense of any stockholder litigation against the Company and/or its directors relating to the transactions contemplated by this Agreement. Parent shall give the Company the opportunity to participate in the defense of any stockholder litigation against Parent and/or its directors relating to the transactions contemplated by this Agreement, provided, however, that the Company shall not enter into any settlement or compromise any such stockholder litigation without Parent's prior written consent.

     5.7  STOCKHOLDERS' CAPITAL.

          (a) As per the methodology in Exhibit D, immediately prior to Closing the Seller shall be entitled to extract a net amount of assets less liabilities (retained by the Seller) which equals the retained  earnings as of the date of Closing less  the  net  book value  of  fixed  assets  and inventory (the  "Retained  Earnings
Extraction").    The  Retained  Earnings  Extraction   shall   be
estimated  as  of  the Closing date with assets  and  liabilities divided at that time between Buyer and Seller using the Exhibit D methodology.  In the extraction of assets and liabilities, Seller shall  retain all tax related items excluding sales tax.  Seventy five  (75)  days  following Closing as  per  Section  5.9(c)  and
5.9(d), Parent and Stockholders' Agent shall calculate the  final
Retained Earnings Extraction and any balance owed by one  of  the parties  will  be paid in cash by wire transfer within  five  (5)
days  except as outlined in the balance of this section.   Seller
shall  be  responsible  for payment of all  purchases  and  debts
(collectively, the "Business Debts") which were incurred prior to the Closing Date which are not reflected in the balance sheet liabilities assumed by the Buyer, whether or not the invoice was received prior to the purchase date and the final retained earnings calculation shall incorporate the impact of these.
Seller shall be responsible to pay any costs which are required to wrap up the Seller's business activities such as the A-133 audit.

          (b) During the seventy five day period, with oversight from the Stockholders' Agent, Parent shall set-up separate accounts to administer  extracted assets and liabilities  on  behalf  of  the
Company   (collectively,  "Company  Extraction   Account").    If
accounts  receivable  and/or Progress Billings  must  be  divided between Surviving Entity and Company, specific receivables  shall be  identified  for Company Extraction Account and  Parent  shall have  the  right  to  allocate  any questionable  or  undesirable
receivables  to  Company Extraction Account.   Surviving  Company
shall credit payments received for Company's retained assets such
as   accounts  receivable  and  Progress  Billings   to   Company
Extraction  Account  as well as to pay Company's  Business  Debts from  Company  Extraction  Account as  presented  from  available
Company funds.  Stockholders shall be entitled to withdraw  funds from  Company Extraction Account so long as the net value of  the account  remains at a minimum value of $1 million with a  minimum of  $500,000  of cash in aggregate, for the combination  of  this
Agreement   and  the  Asset  Purchase  Agreement.   The   Company
Extraction  Account shall contain and be applied  toward  amounts
relating to this Agreement and the Asset Purchase Agreement.   At
the end of the seventy five day period, Stockholders can withdraw all remaining cash in the Company Extraction Account if only cash remains in such account. If non-cash assets and liabilities remain open in the Company Extraction Account at the end of the seventy five day period, Stockholders retain responsibility for such items and Parent and/or Surviving Entity may require a reasonable balance to be maintained in the Company Extraction
Account and will assist in the administration as reasonably requested by Stockholders.

(c) Within seventy five (75) days after the Closing Date, Parent shall prepare and deliver to the Stockholders' Agent a calculation of the Company's retained earnings, less the net book value of inventory and equipment as of the Closing Date using the same methodology applied in calculating the Retained Earnings Extraction Estimate. The Parent shall make available to the Stockholders' Agent the work papers and materials used to determine the final amount.
(d) If Parent or Stockholders' Agent has any objections to the final Retained Earnings Extraction amount, Parent or Stockholders' Agent, as appropriate, will deliver a detailed statement describing such objections to the other party, within ten (10) business days after receiving the Retained Earnings Extraction computation. If Parent or Stockholders' Agent, as appropriate, fails to deliver objections to the final Retained Earnings Extraction calculation within such period, the party failing to deliver such objections will be deemed to have accepted the calculation. The Parent and Stockholders' Agent will attempt in good faith to resolve any objections. If Parent and Stockholders' Agent do not reach a resolution of all objections within thirty (30) days after the recipient has received the statement of objections, Parent and Stockholders' Agent will select a mutually acceptable accounting firm to resolve any remaining objections. If Parent and Stockholders' Agent are unable to agree on the choice of an accounting firm, they will select a nationally recognized accounting firm by lot. The accounting firm will resolve any such objections and determine, in accordance with the methodology used to calculate the Retained Earnings Extraction amount. The parties will provide the accounting firm, within ten (10) days of its selection, with a definitive statement of the position of each party with respect to each unresolved objection and will advise the accounting firm that the parties accept the accounting firm as the appropriate Person to calculate the Retained Earnings Extraction amount for all purposes relevant to the resolution of the unresolved objections. Parent will provide the accounting firm access to the books and records of the Surviving Entity.
The accounting firm will have thirty (30) days to carry out a review of the unresolved objections and prepare a written statement of its determination regarding each unresolved objection. The determination of any accounting firm so selected will be set forth in writing and will be conclusive and binding upon the parties. The cost of the accounting firm will be split equally between the parties.

     5.8  TAX-FREE REORGANIZATION.

          Neither Parent nor Merger Sub will take any action or refrain from taking any action which would cause the Merger to fail to qualify as a tax-free reorganization under Section 368
(a)(1)(A) of the Code, unless such action is typically taken or not taken by a surviving corporation in a tax-free merger or its parent. Neither Parent nor Merger Sub shall be liable to the Company or the Stockholders if the Merger does not qualify as a tax-free reorganization, except to the extent Parent or Merger Sub violate the covenants in the previous sentence.

SECTION 6.     CONDITIONS TO THE MERGER

     6.1  CONDITIONS TO EACH PARTY'S OBLIGATION.

          The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or, to the extent permitted by Legal Requirements, the waiver by each party on or prior to the Effective Time of each of the following conditions:

          (a) No provision of any applicable Legal Requirements and no Order shall be in effect that prohibits the consummation of the Merger or the other transactions contemplated by this Agreement, provided, however, that each of Parent, Merger Sub and the Company shall have used its commercially reasonable efforts to
(i) prevent the application of any Legal Requirement; and (ii) prevent the entry of any Order that prohibits the consummation of the Merger or the other transactions contemplated by this Agreement; and

          (b) The Parent and Stockholders' Agent shall have agreed to a Stockholders' Capital amount.

     6.2  ADDITIONAL  CONDITIONS  TO PARENT'S  AND  MERGER  SUB'S
          OBLIGATIONS.

          The respective obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or, to the extent permitted by Legal Requirements, the waiver by Parent and Merger Sub on or prior to the Effective Time of each of the following conditions:

          (a) The Company shall have performed or complied in all material respects with all of its covenants, obligations or agreements required to be performed or complied with under the Agreement prior to the Effective Time;

(b) The representations and warranties of the Company contained in this Agreement shall be accurate, as of the date of this Agreement, and on and as of the Effective Time, except, for those representations and warranties which address matters only as of a particular date (which shall remain true and correct on and as of such particular date), with the same force and effect as if made on and as of the Effective Time;
(c) Parent shall have received a certificate from an executive officer of the Company certifying as to the matters set forth in paragraphs (a) and (b) of this Section 6.2 in substantially the form attached hereto as Exhibit B;
(d) Since the Company Balance Sheet Date, there shall not have been a Material Adverse Effect on the Company;
(e) Parent shall have secured financing, on terms reasonably acceptable to it, for the Asset Purchase Agreement no later than July 1, 2008;
(f) Parent shall have completed its due diligence to its satisfaction;
          (g) The Stockholders shall have surrendered certificates representing all Shares;

          (h) Gerald Entine and Jack Paster shall have agreed to employment agreements with the Surviving Entity on mutually agreeable terms;

(i) Charles River Realty LLC, d/b/a "Bachrach, Inc." shall have executed and delivered the Lease, in substantially the form attached hereto as Appendix I; and
          (j) The consummation of the Asset Purchase Agreement and the transactions contemplated thereby.

     6.3  ADDITIONAL CONDITIONS TO THE COMPANY'S OBLIGATIONS.

          The obligations of the Company to consummate the Merger are subject to the satisfaction or, to the extent permitted by Legal Requirements, the waiver by the Company on or prior to the Effective Time of each of the following conditions:

          (a)  Parent or Merger Sub shall have performed or complied in all
material   respects  with  all  of  their  respective  covenants,
obligations or agreements required to be performed or complied with under the Agreement prior to the Effective Time;

(b) The representations and warranties of Parent contained in this Agreement not qualified by Material Adverse Effect shall be accurate, except where the failure to be accurate would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and the representations and warranties of Parent contained in this Agreement which are qualified by Material Adverse Effect shall be accurate, in the case of each, as of the date of this Agreement, and on and as of the Effective Time, except, in each case, for those representations and warranties which address matters only as of a particular date (which (i) if not qualified by Material Adverse Effect shall remain true and correct on and as of such particular date, except where the failure to be accurate would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) if qualified by Material Adverse Effect shall remain true and correct on and as of such particular date), with the same force and effect as if made on and as of the Effective Time;
(c) Since the Parent Balance Sheet Date, there shall not have been a Material Adverse Effect on the Dynasil Corporations;
          (d) The Company shall have received a certificate from an executive officer of Parent certifying as to the matters set forth in paragraphs (a), (b) and (c) of this Section 6.3 in substantially the form attached hereto as Exhibit C;

          (e) The Surviving Entity shall have executed and delivered the Lease, in substantially the form attached hereto as Appendix I;
and

          (f) The consummation of the Asset Purchase Agreement and the transactions contemplated thereby.

          The foregoing conditions are for the sole benefit of the Company and may, subject to the terms of the Agreement, be waived by the Company, in whole or in part at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time prior to the Effective Time.

SECTION 7.     EXPENSES.

     7.1  EXPENSES.

          (a) Expenses. Except as set forth in this Section, fees and expenses incurred in connection with this Agreement and the
transactions   contemplated  by  this   Agreement   ("Transaction
Expenses") shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

          (b) Transfer Taxes. Any transfer fee, real estate or otherwise, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Company and/or its Subsidiaries.

SECTION 8.     INDEMNIFICATION

     8.1  SURVIVAL; INDEMNITY.

          The representations and warranties of the parties shall survive the Closing for a period of two (2) years; provided, however, that (i) representations and warranties contained in
Section 2.12 shall survive until the expiration of the applicable statute of limitations under the Code; (ii) all representations and warranties relating to claims on SBIR contracts shall survive until the expiration of the respective periods of government audit  and/or adjustment thereunder, plus ninety (90)  days;  and
(iii) the representations and warranties in Sections 2.1, 2.2, 2.3, 2.13, 2.14 and Section 2A.1 shall survive until the
expiration   of  the  applicable  statutes  of  limitations   (as
applicable, the "Survival Date"). Nothing contained in the foregoing sentence shall prevent recovery under this Section 8
(A) in the event of fraud or intentional misrepresentation or (B) after the applicable Survival Date so long as the party making a claim or seeking recovery complies with the provisions of clause
(1) and (2) of the following sentence. No party shall have any claim or right of recovery for any breach of a representation, warranty, covenant or agreement unless (1) written notice is given in good faith by that party to the other party of the representation, warranty, covenant or agreement pursuant to which the claim is made or right of recovery is sought, setting forth in reasonable detail the breach of the representation, warranty, covenant or agreement, the amount or nature of the claim being made, if then ascertainable, and the general basis therefor and
(2) such notice is given prior to the Survival Date. For any claim relating to Taxes, Environmental Matters and/or SBIR contracts, the representations and warranties contained in this Agreement, in the Company Disclosure Letter, the Parent Disclosure Letter, any exhibit or schedule to this Agreement or any certificate delivered pursuant to this Agreement shall survive any audit or investigation by any party hereto and shall not be affected or deemed waived by reason of the fact that any such party or his or its representatives knew or should have known that any such representation or warranty is or might be inaccurate in any respect. The covenants and agreements set forth in this Agreement shall survive until performed in full.

     8.2  INDEMNIFICATION BY STOCKHOLDERS.

          Subject to the other provisions of this Section 8, each Stockholder agrees, severally and not jointly (based on such Stockholder's Pro Rata Share), to defend, indemnify Parent and Merger Sub and their respective officers, directors, stockholders, employees, affiliates (including without limitation the Surviving Corporation), attorneys, accountants and agents (the "Parent Parties"), and hold them harmless from and against, any and all damages, losses, liabilities, costs and expenses (including, without limitation, reasonable expenses of investiga tion and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) (collectively, "Damages") incurred or suffered by any of the Parent Parties arising out of
(i) any breach or alleged breach of any representation, warranty, covenant or agreement of Company contained in this Agreement, the Company Disclosure Letter or any exhibit or schedule to this Agreement or any certificate delivered by Company pursuant to this Agreement, and (ii) any breach of any representation, warranty, covenant or agreement of any of the Stockholders contained herein. From and after the Effective Time, Company and Stockholder indemnification obligations under this Section 8.2 shall be satisfied pursuant to the limits set forth in the Asset Purchase Agreement.

     8.3  INDEMNIFICATION BY PARENT.

          Subject to the other provisions of this Section 8, Parent agrees to indemnify, and to hold the Stockholders and the Company harmless from and against, any and all Damages incurred or suffered by the Company arising out of any breach or alleged breach of any representation, warranty, covenant or agreement of Parent. From and after the Effective Time, Parent indemnification obligations under this Section 8.3 shall be satisfied pursuant to the limits set forth in the Asset Purchase Agreement.

     8.4  MISCELLANEOUS INDEMNITY PROVISIONS.

          Notwithstanding anything to the contrary contained in this Agreement, from and after the Effective Time:

          (a) To the extent that any of the Parent Parties has any claim for Damages arising out of this Agreement, the sole and exclusive remedy for such Parent Party shall be to make a claim for indemnification under, from the consideration, and pursuant to the limits set forth in, the Asset Purchase Agreement.

(b) To the extent that the Stockholder or the Company has any claim against Parent for Damages arising out of this Agreement, the sole and exclusive remedy for such Stockholder shall be to make a claim for indemnification under, from the consideration, and pursuant to the limits set forth in, the Asset Purchase
Agreement.
(c)  For purposes of determining the amount of any Damages under
Section 8.2 or 8.3, (A) such amount shall be reduced by the amount of any insurance proceeds received by the Indemnified
Party in respect of the Damages; and (B) such amount shall exclude all consequential or special damages suffered by the Indemnified Party and all punitive damages awarded against the Indemnifying Party.
(d) Notwithstanding anything in this Agreement or any statute or the common law to the contrary, the parties acknowledge and agree that the indemnification rights set forth in this Article 8 shall be the sole and exclusive remedy of the Indemnified Parties for Damages of any kind or nature arising under this Agreement, any statute or the common law.
          (e) Each party agrees to use commercially reasonable efforts to mitigate any Damages or potential Damages for which the other party or parties is or may be obligated to indemnify such party under this Article 8.

          (f) Other than as set forth in Section 8.1, no Stockholder shall be liable to any Parent Party for Damages with respect to or in connection with any breach of any representation or warranty of the Company and/or the Stockholders for which any of the Parent Parties had actual knowledge, based on a writing delivered by or on behalf of the Company, on and/or before the Closing Date.

     8.5  NOTIFICATION OF CLAIMS.

          Upon any party (the "Indemnified Party") becoming aware of a fact, condition or event that constitutes a basis for a claim for Damages in respect thereof against any other party (the "Indemnifying Party") under Section 8.2 or 8.3, if such a claim is to be made, the Indemnified Party will with reasonable promptness notify the Indemnifying Party or Parties in writing of such fact, condition or event, but in any event within sufficient time to permit the Indemnifying Party or Parties to respond timely to any complaint or other process served on the Indemnified Party. The failure to notify the Indemnifying Party or Parties under this Section 8.5 shall not relieve any
Indemnifying Party of any liability that it may have to the Indemnified Party except to the extent that such failure to notify shall have resulted in a waiver of any lawful and valid affirmative defense to any third-party claim or otherwise materially prejudices the Indemnifying Party or Parties in connection with the administration or defense of such third-party claim.

     8.6  THIRD-PARTY CLAIMS.

          (a) Upon receipt by the Indemnifying Party or Parties of any notice of claim for indemnification hereunder arising from a third-party claim, the Indemnifying Party or Parties shall assume the administration and defense of such third-party claim with counsel that is reasonably satisfactory to the Indemnified Party and shall proceed with the administration and defense of such third-party claim diligently and in good faith; provided, however, that any Indemnifying Party shall be entitled to assume the administration and defense of such third-party claim only if it agrees in writing with the Indemnified Party that it is obligated to indemnify the Indemnified Party pursuant to this
Section 8 with respect to such third-party claim; and provided, further that no Indemnifying Party shall be entitled to assume the administration and defense of any third-party claim that (i) seeks an injunction or other equitable relief that might materially and adversely affect any Parent Party, or (ii) involves any criminal action or any claim that could reasonably be expected to result in a criminal action against any Parent Party. The Indemnified Party shall be fully consulted by the Indemnifying Party or Parties and shall have the right to participate, at its own expense, in the investigation, administration and defense of such third-party claim. Any party hereto receiving notice of any proposed settlement of any such third-party claim shall promptly provide a copy of such notice to the other parties hereto. The Indemnifying Party or Parties shall not have the right to settle or compromise any third-party claim for which indemnification is being sought hereunder without the consent of the Indemnified Party unless as a result of such settlement or compromise the Indemnified Party is fully discharged and released from any and all liability with respect to such third-party claim. The Indemnified Party shall make available to the Indemnifying Party or Parties and its counsel all books, records, documents and other information relating to any third-party claim for which indemnification is sought hereunder, and the parties to this Agreement shall render to each other reasonable assistance in the defense of any such third-party claim.

          (b)    In  the  event  more  than  one  party   is   an
Indemnifying Party, a majority in interest of such Indemnifying Parties shall assume the administration and defense of such third-party claim and appoint counsel reasonably satisfactory to the Indemnified Party and proceed with the administration and defense
of  such  third-party claim diligently and in  good  faith.   All
decisions and other actions that are taken by such majority in interest of the Indemnifying Parties in connection with the appointment of such counsel and the administration and defense of such third-party claim shall be final, binding and conclusive on
all   other   Indemnifying  Parties,  and  none  of  such   other
Indemnifying Parties obligations under this Section 8 shall be diminished as a result of such administration and defense of such third-party claim.

          (c) Notwithstanding any other provision of this Agreement, the Indemnified Party shall have the absolute right, at its election (to be exercised in its sole discretion by written notice to the Indemnifying Party or Parties) to assume from the Indemnifying Party or Parties the administration and defense of any third-party claim against the Indemnified Party; provided, however, in the event of an Internal Revenue Service or state income tax audit of the Company (and/or the Merger Sub) which involves any tax years and income tax returns of the Company for which the Company filed income tax returns as an S corporation, the Merger Sub agrees (i) to fully cooperate with the Indemnifying Party(ies) in connection with such audit, provided for purposes of this Agreement, all reasonable costs and expenses (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) associated with such cooperation and/or any amounts paid and/or liability incurred by the Company or Merger Sub in connection with, related to or otherwise arising out of, such audit shall be considered Damages, (ii) to not take any action contrary to the instructions of the Indemnifying Party(ies) and (iii) to permit the Indemnify Party(ies) to have full control of the audit process. In the event the Indemnified Party exercises the right provided by this Subsection, the Indemnifying Party or Parties shall be responsible for the costs and expenses of the administration and defense of such claim incurred prior to the Indemnified Party or Parties' assumption of the administration and defense of such claim and shall not be responsible for costs and expenses incurred after such assumption.

SECTION 9.     MISCELLANEOUS PROVISIONS

     9.1  AMENDMENT.

          This Agreement may be amended with the approval of the respective Boards of Directors of the Company, Merger Sub and
Parent  at  any  time  (whether  before  or  after  any  required
approvals  by  the  stockholders  of  the  Company  or   Parent);
provided, however, that after any such required stockholder approval has been obtained, no amendment shall be made which by applicable Legal Requirements requires further approval of the stockholders of either the Company or Parent without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     9.2  WAIVER.

          (a) No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

          (b) No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party;
and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     9.3  ENTIRE AGREEMENT; COUNTERPARTS.

          This Agreement (and the exhibits and schedules hereto) constitutes the entire agreement among the parties hereto and supercedes all other prior agreements and understandings, both written and oral, among or between any of the parties hereto with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     9.4  APPLICABLE LAW; JURISDICTION.

          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees that any action, suit or proceeding arising out of the transactions contemplated by this Agreement (a "Proceeding") shall be commenced and conducted exclusively in the federal or state courts of the State of Delaware, and each of the parties hereby irrevocably and unconditionally: (i) consents to submit to the exclusive jurisdiction of the federal and state courts in the State of Delaware for any Proceeding (and each party agrees not to commence any Proceeding, except in such courts); (ii) waives any objection to the laying of venue of any Proceeding in the federal or state courts of the State of Delaware; (iii) waives, and agrees not to plead or to make, any claim that any Proceeding brought in any federal or state court of the State of Delaware has been brought in an improper or otherwise inconvenient forum; and (iv) waives, and agrees not to plead or to make, any claim that any Proceeding shall be transferred or removed to any other forum. Each of the parties hereto hereby irrevocably and unconditionally agrees: (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to clause (1) or (2) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

     9.5  ATTORNEYS' FEES.

          In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to reasonable attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

     9.6  ASSIGNABILITY; THIRD PARTY BENEFICIARIES.

          This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the Stockholder's, Company's or Parent's rights hereunder may be assigned without the prior written consent of the other parties, as the case may be, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect; provided, further, however, that, except for assignments by Merger Sub to a wholly-owned Subsidiary of Parent, neither this Agreement nor any of Parent's or Merger Sub's rights hereunder may be assigned by Parent or Merger Sub without the prior written consent of the Company, and any attempted assignment of this Agreement or any of such rights by Parent or Merger Sub without such consent shall be void and of no effect. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement except for (i) the rights, benefits and remedies granted to the Indemnified Persons under Section 8.6; and (ii) the rights of the Stockholder to receive Merger Consideration in accordance with the provisions of this Agreement.

     9.7  NOTICES.

          Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (i) on the date of delivery if delivered personally,
(ii) on the date of confirmation of receipt (or the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized overnight courier service. All notices hereunder shall be delivered to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):


     If to Parent or Merger Sub:

          Dynasil Corporation of America
          385 Cooper Road
          West Berlin, New Jersey  08091
          Facsimile No.:
          Attention:  Craig Dunham


     with a copy to (which copy shall not constitute notice hereunder):

          Bond, Schoeneck & King, PLLC
          One Lincoln Center
          Syracuse, New York  13202-1355
          Facsimile No.:  (315) 218-8100
          Attention:  J. P. Paraschos, Esq.

     If to the Company:

          Radiation Monitoring Devices, Inc.
          44 Hunt Street
          Watertown, Massachusetts  02472
          Facsimile No.:  (617) 926-9980
          Attention:  Gerald Entine

     with a copy to (which copy shall not constitute notice hereunder):

          Riemer & Braunstein LLP
          Three Center Plaza
          Boston, Massachusetts  02108
          Facsimile No. (617) 692-3513
          Attention:  Adam W. Jacobs, Esq.

     If to the Stockholders' Agent:

          Gerald Entine
          300 Boylston Street
          Boston, MA 02116

     9.8  SEVERABILITY.

          If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable Legal Requirements so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement; provided, however, that the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith in general fashion to modify this Agreement so as to effect the original interest of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

     9.9  SPECIFIC PERFORMANCE.

          The parties agree that irreparable damage would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. The parties agree that, in the event of any breach by the other party of any covenant or obligation contained in this Agreement, the other party shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach. The parties further agree that no party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.9, and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

     9.10 CONSTRUCTION.

          (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."
          (d) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

     9.11 STOCKHOLDERS' AGENT.

          (a) Gerald Entine is hereby appointed as agent and attorney-in-fact for each Stockholder, for and on behalf of each of them, to act  as  the Stockholders' Agent for the Stockholders as provided for  in this Agreement, to give and receive notices, instructions and  communications  pursuant to this  Agreement  or  such  other agreement(s)  contemplated hereby, to agree to, negotiate,  enter into  settlements and compromises of, and demand arbitration  and comply  with  orders  of courts and awards  of  arbitrators  with
respect   to  claims  and  to  take  all  actions  necessary   or
appropriate  in the judgment of the Stockholders' Agent  for  the accomplishment of the foregoing in accordance with the terms  and
provisions   of   this  Agreement  or  such  other   agreement(s)
contemplated  hereby.   Any  vacancy  in  the  position  of   the
Stockholders' Agent due to death, disability or incapacity  shall be  promptly filled by Stockholders who owned a majority  of  the
Shares  prior to the Closing.  No bond shall be required  of  the
Stockholders'  Agent,  and  the  Stockholders'  Agent  shall  not receive  compensation for his services.  Notices,  communications or  instructions to or from the Stockholders' Agent hereunder  or
under   such   other  agreement(s)  contemplated   hereby   shall
constitute  notice  to  or from each of  the  Stockholders.   The
Stockholders   hereby   agree  that  the   appointment   of   the
Stockholders' Agent pursuant to this Section 9.11 shall be irrevocable except as otherwise provided herein or by applicable law.

          (b) The Stockholders' Agent shall not be liable for any act done or omitted hereunder as Stockholders' Agent while acting in good
faith   and   in  the  exercise  of  reasonable  judgment.    The
Stockholders shall jointly indemnify the Stockholders' Agent  and hold the Stockholders' Agent harmless against any loss, liability or  expense incurred without gross negligence or bad faith on the part  of  the  Stockholders' Agent  and  arising  out  of  or  in
connection   with  the  acceptance  or  administration   of   the
Stockholders' Agent's duties hereunder.

          (c) A decision, act, consent or instruction of the Stockholders' Agent relating to this Agreement or such other agreement(s)
contemplated  hereby  shall constitute  a  decision  of  all  the
Stockholders and shall be final, binding and conclusive upon each of  them, and the Parent may rely upon any such written decision, consent  or instruction of the Stockholders' Agent as  being  the
decision,  consent  or  instruction of  every  Stockholder.   The
Parent, Merger Sub and Surviving Entity are hereby relieved from any liability to any person for any acts done by it in accordance with such decision, consent or instruction of the Stockholders'
Agent.



                 [Signatures on Following Page]


          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                              DYNASIL CORPORATION OF AMERICA

                              By
                              :
                                 Name:  Craig Dunham
                                 Title:    President


                              RMD ACQUISITION SUB, INC.

                              By
                              :
                                 Name:  Craig Dunham
                                 Title:   President


                              RADIATION MONITORING DEVICES, INC.

                              By
                              :
                                 Name:  Gerald Entine
                                 Title:    President


                              STOCKHOLDER

                              By _______________________________
                              :  __________
                                 Gerald  Entine,  as  Trustee  of
                                 Gerald Entine 1988 Family Trust

                              By _______________________________
                              :  _______
                                 Fritz Wald

                                 _______________________________
                                 _______
                                 Doris Wald

                              By _______________________________
                              :  _______
                                 Jacob H. Paster












        [Signature Page to Agreement and Plan of Merger]


                            EXHIBIT A

                       CERTAIN DEFINITIONS

          For  purposes of the Agreement (including this  Exhibit
A):

          "Agreement"  is  defined  in  the  Preamble   to   this
Agreement.

          "Asset Purchase Agreement" is defined in the Recitals of this Agreement.

          "Certificate of Merger" is defined in Section 1.3 to this Agreement.

          "Claim"   shall  mean  any  and  all  claims,  demands,
actions, causes of action, suits, proceedings and administrative proceedings.

          "Closing" is defined in Section 1.3 to this Agreement.

          "Closing Date" is defined in Section 1.3 to this Agreement.

          "Code" is defined in the Recitals to this Agreement.

          "Company" is defined in the Preamble to this Agreement.

          "Company Balance Sheet" is defined in Section 2.5(d) of this Agreement.

          "Company  Balance  Sheet Date" is  defined  in  Section
2.5(d) of this Agreement.

          "Company  Common  Stock" shall mean the  Common  Stock,
$0.001 par value, of the Company.

          "Company   Contract"  shall  mean  any  Contract:   (a)
currently in force to which the Company is a party or (b) by which the Company or any asset of the Company is bound or has any continuing obligations or rights.

          "Company Disclosure Letter" is defined in Section 2 of this Agreement.

          "Company  Extraction  Account" is  defined  in  Section
5.9(b) of this Agreement

          "Company Employee Plans" is defined in Section 2.13(a) of this Agreement.

          "Company ERISA Affiliate" is defined in Section 2.13(a) of this Agreement.

          "Company  Financial Statements" is defined  in  Section
2.5(a) of this Agreement.

          "Company  Material  Contract"  is  defined  in  Section
2.8(a) of this Agreement.

          "Company Options" is defined in Section 2.3(b) of this Agreement.

          "Company Organization Documents" is defined in  Section
2.1 of this Agreement.

          "Company Permits" is defined in Section 2.10(b) of this Agreement.

          "Company Product" is defined in Section 2.7(f) of this Agreement.

          "Company  Proprietary Asset" shall mean any Proprietary
Asset owned by or licensed to the Company or otherwise used by the Company.

          "Company  Stockholders"  shall  mean  the  holders   of
Company Common Stock.

          "Company  Stock Certificate" is defined in Section  1.6
of this Agreement.

          "Company Stock Rights" is defined in Section 2.3(b) of this Agreement.

          "Company   401(k)  Plan"  shall  mean   the   RADIATION
MONITORING DEVICES, INC. 401(k) Plan.

          "Consent"    shall   mean   any   approval,    consent,
ratification, permission, waiver or authorization (including any Governmental Authorization).

          "Contract" shall mean any legally binding written or oral agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or commitment or undertaking of any nature.

          "Damages" is defined in Section 8.3 of this Agreement.

          "Dynasil Corporation Contract" shall mean any Contract:
(a) to which any of the Dynasil Corporations is a party; (b) by which any of the Dynasil Corporations or any asset of any of the Dynasil Corporations is or may become bound or under which any of the Dynasil Corporations has, or may become subject to, any obligation; or (c) under which [Company] has or may acquire any right or interest.

          "Dynasil Corporations" is defined in Section 3.1 of this Agreement.

          "Effective Time" is defined in Section 1.3 of this Agreement.

          "Encumbrance" shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right or community property interest (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset); provided that the term Encumbrance shall not be deemed to include (a) liens for current Taxes or income Taxes not yet due and payable or that are being contested in good faith, in each case, and for which adequate reserves have been recorded, (b) liens for assessments or other governmental charges or liens of landlords, carriers, warehousemen, mechanics or materialmen securing obligations incurred in the ordinary course of business consistent with prior practice that are not yet due and payable or due but not delinquent or being contested in good faith, (c) liens incurred in the ordinary course of business consistent with prior practice in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, (d) purchase money or similar security interests granted in connection with the purchase of equipment or supplies in the ordinary course of business consistent with prior practice in an amount not to exceed $10,000 in the aggregate, (e) liens, security interests, encumbrances or restrictions which secure indebtedness which are properly reflected in the Parent 10-KSB, as the case may be, (f) liens arising as a matter of law in the ordinary course of business with respect to obligations incurred after December 31, 2003, provided that the obligations secured by such liens are not delinquent, (g) such title defects and liens, if any, as individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on the Company or the Dynasil Corporations, as the case may be, and (h) licenses or other agreements relating to Proprietary Assets which are not intended to secure an obligation.

          "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

          "Environmental Law" shall mean any foreign, federal, state or local statute, law, rule, regulation, ordinance, treaty, code, policy or rule of common law now or from time to time in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, natural resources, health, safety or Hazardous
Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act, as amended; the Hazardous Materials Transportation Act, as amended; the Clean Water Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Safe Drinking Water Act, as amended; the Atomic Energy Act, as amended; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; and the Occupational Safety and Health Act, as amended; and

          "ERISA"   is  defined  in  Section  2.13(a)   of   this
Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

          "Exchange Agent" is defined in Section 1.7(a) of this Agreement.

          "Exchange Fund" is defined in Section 1.7(a) of this Agreement.

          "GAAP" is defined in Section 2.3(b) of this Agreement.

          "Governmental Authorization" shall mean any: (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority  of  any  Governmental Body or pursuant  to  any  Legal
Requirement;   or   (b)  right  under  any  Contract   with   any
Governmental Body.

          "Governmental Body" shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental
division,   department,   agency,  commission,   instrumentality,
official, organization, unit or body and any court or other tribunal); or (d) the National Association of Securities Dealers, Inc. (including the rules and regulations of the Nasdaq).

          "Government Contract" shall mean any prime contract, subcontract, letter contract, purchase order or delivery order, task order, or other agreement of any kind executed or submitted to or on behalf of any Governmental Body or any prime contractor or higher-tier subcontractor, or under which any Governmental Body or any such prime contractor otherwise has or may acquire any right or interest.

          "Hazardous Materials" shall mean (A) petroleum or petroleum products (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas useable for fuel, or any mixture thereof), polychlorinated biphenyls (PCBs), asbestos or asbestos containing materials, urea formaldehyde foam insulation, and radon gas; (B) any substance defined as or included in the definition of "hazardous substance," "hazardous waste," "hazardous material," "extremely hazardous waste," "restricted hazardous waste," "waste," "special waste," "toxic substance," "toxic pollutant," "contaminant" or "pollutant," or words of similar import, under any applicable Environmental Law (as defined below); (C) infectious materials and other regulated medical wastes; (D) any substance which is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental agency; and (E) any other substance, material or waste the presence of which requires investigation or remediation under any Environmental Law.

          "Indemnified Party" is defined in Section 8.5 of this Agreement.

          "IES Report" is defined in Section 2.14 of this Agreement.

          "knowledge" with respect to any party hereto shall mean the actual knowledge, after due inquiry of such party, such party's directors and/or executive officers.

          "Lease"  shall  mean  the Lease  for  44  Hunt  Street,
Watertown, Massachusetts 02472 in substantially the form set forth in Appendix I hereto.

          "Legal Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

          "Legal Requirement" shall mean any applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of NASD or the Nasdaq), including any Environmental Law.

          "Liability" shall mean any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

          "Material   Company   IP  Contract"   is   defined   in
Section 2.8(a) to this Agreement.

          An event, violation, inaccuracy, circumstance or other matter will be deemed to have a "Material Adverse Effect" on, or shall be deemed to be "material" to, the Company, if such event, violation, inaccuracy, circumstance or other matter had or could reasonably be expected to have a material adverse effect on the business, condition, assets, operations or financial performance of the Company taken as a whole or prevent or materially impede consummation of the Merger; provided, however, that no one or more of the following shall be deemed to constitute, in and of itself, or be taken into account in determining, the occurrence of a Material Adverse Effect: (A) changes in national or international economic, political or business conditions generally or the outbreak or escalation of hostilities, including acts of war or terrorism (which changes do not disproportionately affect the Company in any material respect); (B) changes in factors generally affecting the industries or markets in which the Company operates or participates (which changes do not disproportionately affect the Company in any material respect);
(C) changes in any law, rule or regulation or GAAP or the interpretation thereof (which changes do not disproportionately affect the Company in any material respect); (D) any action required to be taken pursuant to or in accordance with this Agreement or taken by or at the request of Parent or its affiliates; (E) changes resulting from the public announcement of the execution of this Agreement or the consummation of the transactions contemplated hereby; or (F) changes or disruptions in financial, banking or securities markets generally. An event, violation, inaccuracy, circumstance or other matter will be deemed to have a "Material Adverse Effect" on, or shall be deemed to be "material" to, the Dynasil Corporations, taken as a whole, if such event, violation, inaccuracy, circumstance or other matter had or could reasonably be expected to have a material adverse effect on the business, condition, assets, operations or financial performance of the Dynasil Corporations taken as a whole or prevent or materially impede consummation of the Merger; provided, however, that no one or more of the following shall be deemed to constitute, in and of itself, or be taken into account in determining, the occurrence of a Material Adverse Effect: (A) changes in national or international economic, political or business conditions generally or the outbreak or escalation of hostilities, including acts of war or terrorism (which changes do not disproportionately affect the Dynasil Corporations in any material respect); (B) changes in factors generally affecting the industries or markets in which the Dynasil Corporations operate or participate (which changes do not disproportionately affect the Dynasil Corporations in any material respect); (C) changes in any law, rule or regulation or GAAP or the interpretation thereof (which changes do not disproportionately affect the Dynasil Corporations in any material respect); (D) any action required to be taken pursuant to or in accordance with this Agreement or taken by or at the request of the Company or its affiliates; (E) any failure by Parent to meet any published estimates of revenues or earnings for any period ending on or after the date of this Agreement and prior to the Closing Date; (F) a decline in the price or trading volume of the Parent Common Stock (for the avoidance of doubt, clauses (E) and (F) shall not preclude Company from asserting that the underlying cause of any such (i) failure to meet any published estimates or (ii) decline in price or trading volume, is a Material Adverse Effect); (G) changes resulting from the public announcement of the execution of this Agreement or the consummation of the transactions contemplated hereby; or (H) changes or disruptions in financial, banking or securities markets generally.

          "Merger" is defined in the Recitals of this Agreement.

          "Merger   Consideration"   means   the   Stock   Merger
Consideration actually issuable in respect of each Share issued and outstanding as of the Effective Time.

          "Merger Sub" is defined in the Preamble of this Agreement.

          "Multiemployer Plan" is defined in Section 2.13(b) of this Agreement.

          "Multiple Employer Plan" is defined in Section 2.13(b) of this Agreement.

          "Multiple  Employer Welfare Arrangement" is defined  in
Section 2.13(b) of this Agreement.

          "NASD"   shall   mean  the  National   Association   of
Securities Dealers, Inc.

          "Order" shall mean any: (a) order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Body or any arbitrator or arbitration panel; or (b) Contract with any Governmental Body entered into in connection with any Legal Proceeding.

          "Parent" is defined in the Preamble of this Agreement.

          "Parent Balance Sheet" is defined in Section 3.5(c) of this Agreement.

          "Parent  Balance  Sheet  Date" is  defined  in  Section
3.5(c) of this Agreement.

          "Parent  Common  Stock" shall mean  the  Common  Stock,
$0.005 par value per share, of Parent.

          "Parent Disclosure Letter" is defined in Section 3 of this Agreement.

          "Parent  Financial  Statements" is defined  in  Section
3.5(c) of this Agreement.

          "Parent  Material Contract" means a Dynasil Corporation
Contract required by the rules and regulations of the SEC to be filed as an exhibit to the Parent SEC Documents.

          "Parent  Organization Documents" is defined in  Section
3.1 of this Agreement.

          "Parent Preferred Stock" is defined in Section 3.3 of this Agreement.

          "Parent Parties" is defined in Section 8.2 of this Agreement.

          "Parent Rights Agreements" is defined in Section 3.3(c) of this Agreement.

          "Parent SEC Documents" is defined in Section 3.5(a) of this Agreement.

          "Parent Stockholders" shall mean the holders of  Parent
Common Stock.

          "Parent Stock Rights" is defined in Section 3.3(c) of this Agreement.

          "Parent 10-KSB" is defined in Section 3.5(c) of this Agreement.

          "Person"   shall   mean  any  individual,   Entity   or
Governmental Body.

          "Proceeding"  is  defined  is  Section  9.4   of   this
Agreement.

          "Proprietary Asset" shall mean any: (a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), database rights, design rights, moral rights, domain name, assumed and fictitious name registrations, copyright application, copyright registration, mask work right, mask work right application, trade secret, or any other intellectual or industrial or intangible property right, know-how, customer lists, computer software, source code, algorithm, invention, engineering drawing, and technology; and (b) right to use or exploit any of the foregoing.

          "Pro Rata Share" means the pro rata share of each of Stockholders based on their relative ownership of the Company immediately prior to the consummation of the Merger, equal to
95.8733 for Gerald Entine 1988 Family Trust, 1.9175% for Jacob H. Paster owning and 2.2052% for Fritz and Doris Wald under this Agreement and the pro rata share of each Principal Member based on their relative ownership of the Seller immediately prior to the Closing under the Asset Purchase Agreement, equal to 92.8773% for Gerald Entine 1988 Family Trust, 4.9175 for Jacob H. Paster and 2.2052% for Fritz and Doris Wald.

          "Representatives"   shall  mean  officers,   directors,
employees, agents, attorneys, accountants, advisors, consultants and representatives of the Person and its Subsidiaries.

          "Securities Act" shall mean the Securities Act of 1933, as amended and the regulations promulgated thereunder.

          "Shares" is defined in Section 1.6 of this Agreement.

          An entity shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns, beneficially or of record, (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity's Board of Directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests of such Entity.

          "Stock  Merger  Consideration" is  defined  in  Section
1.5(a) of this Agreement.

          "Stockholders Agent" is defined in Section 9.11 of this Agreement.

          "Survival Date" is defined in Section 8.1 of this Agreement.

          "Surviving Entity" is defined in Section 1.1 of this Agreement.

          "Takeover  Laws" shall mean any "Moratorium,"  "Control
Share  Acquisition,"  "Fair  Price," "Supermajority,"  "Affiliate
Transactions," or "Business Combination Statute or Regulation" or other similar state antitakeover laws and regulations.

          "Tax" shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges, including, without limitation, all Federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, net proceeds, alternative or add-on minimum, ad valorem, turnover, personal property (tangible and intangible), leasing, lease, user, employment, fuel, excess profits, interest equalization, property, sales, use, value-added, occupation, property, excise, severance, windfall profits, stamp, license, payroll, social security, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

          "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

          "Transaction Expenses" is defined in Section 7.3(a) of this Agreement.

          "WARN   Act"  is  defined  Section  2.13(m)   of   this
Agreement.

                              * * *



                            EXHIBIT B

                       COMPANY CERTIFICATE

                            EXHIBIT C

                       PARENT CERTIFICATE

                            EXHIBIT D

                  RETAINED EARNINGS EXTRACTION
                           APPENDIX I

                              LEASE